UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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EVOLVING SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 19, 2013

To the Stockholders of Evolving Systems, Inc.:

You are invited to attend the annual meeting of the stockholders of Evolving Systems, Inc. which will be held at 9:00 a.m. local time at the Company’s headquarters located at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on June 19, 2013.

At the meeting, you will be asked to act on the following matters:

1.              to elect the five nominees named in this Proxy Statement as directors, each for a one-year term;

2.              to approve an amendment to the Company’s 2007 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 250,000 shares;

3.              to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers;

4.              to cast an advisory vote on the frequency of having an advisory vote on executive compensation;

5.              to ratify the selection of Friedman LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for our fiscal year ending December 31, 2013; and

6.              to consider such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Proxy Statement accompanying this Notice describes these items more fully.

Only holders of record of shares of Evolving Systems’ common stock at the close of business on April 22, 2013 are entitled to vote at the meeting or any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT.  PLEASE READ THE PROXY STATEMENT AND VOTE BY FOLLOWING THE VOTING INSTRUCTIONS SENT TO YOU.

By order of the Board of Directors,

Englewood, Colorado	Daniel J. Moorhead
April 29, 2013	Secretary

9777 Pyramid Court, Suite 100

Englewood, Colorado 80112

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
June 19, 2013

This proxy statement contains information related to the annual meeting of stockholders of Evolving Systems, Inc. which will be held at 9:00 a.m. local time at the Company’s headquarters located at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on June 19, 2013, and any postponements or adjournments thereof. Evolving Systems first mailed, or made available on the Internet, these proxy materials to stockholders on or about May 3, 2013.  In this proxy statement, “Company,” “Evolving Systems,” “we,” “us,” and “our” each refer to Evolving Systems, Inc. and its subsidiaries.

ABOUT THE PROXY MATERIALS

We are pleased to take advantage of the Securities and Exchange Commission (“SEC”) rules that require issuers to provide proxy materials to stockholders on the Internet.  We will be able to provide our stockholders with the information they need, while lowering the cost of the delivery of materials and reducing the environmental impact of printing and mailing hard copies.

The cost of solicitation of the proxies will be paid by Evolving Systems.  Officers, directors and regular employees of Evolving Systems, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations. Evolving Systems has no plans to retain any firms or otherwise incur any extraordinary expense in connection with the solicitation.

The proxy materials include:

•                  Our proxy statement for the annual meeting; and

•                  Our 2012 Annual Report to Stockholders, which includes our audited consolidated financial statements.

As required by SEC rules, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on April 22, 2013.  All stockholders will have the ability to access the proxy materials on a website referred to in the Notice (http://www.evolving.com/investors-overview.php), or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis.

The Notice will provide you with instructions regarding how to:

•                  View our proxy materials for the annual meeting on the Internet; and

•                  Instruct us to send our future proxy materials to you electronically by email.

Choosing to receive your future proxy materials by email will save us the cost of printing and mailing documents to you and will reduce the impact of our annual stockholders’ meetings on the environment.  If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site.  Your election to receive proxy materials by email will remain in effect until you terminate it.

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

•                              To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•                              To vote on the Internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on June 18, 2013 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

What You Are Voting On

At the Annual Meeting, there are five matters scheduled for a vote of the stockholders:

•                  Election of Directors.  Election of Thaddeus Dupper, David J. Nicol, David S. Oros, Richard R. Ramlall and John B. Spirtos as members to the Company’s Board of Directors to serve until the 2014 annual meeting of stockholders or until their successors have been duly elected and qualified;

•                  Amendment of 2007 Stock Incentive Plan.  To amend the Company’s 2007 Stock Incentive Plan, increasing the number of shares of Common Stock available for issuance under the plan by 250,000 shares;

•                  Advisory Vote on Executive Compensation.  Advisory approval in a non-binding vote of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement, or “say on pay.” Even though your vote is advisory and, therefore, will not be binding on the Company, the Board’s Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation;

•                  Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation.  Advisory vote on the frequency of the vote on the compensation of the Company’s named executive officers, or “say on pay.”  Even though your vote is advisory and, therefore, will not be binding on the Company, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation; and

•                  Ratification of the Appointment of Independent Registered Public Accounting Firm.  Ratification of the appointment of Friedman LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2013.

You may either vote “For” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee you specify. For the advisory vote on the frequency of the vote on the compensation of our named executive officers, you may vote on the preferred frequency by choosing the option of “one year, “two years,” “three years” or abstaining from voting. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Quorum and Required Votes

Only holders of record of shares of Evolving Systems’ common stock at the close of business on April 22, 2013, the record date, are entitled to vote at the meeting or any postponements or adjournments of the meeting.  As of the record date, Evolving Systems had 11,416,414 shares of common stock outstanding.

The presence at the meeting of a majority of the outstanding shares, in person or by proxy relating to any matter to be acted upon at the meeting, is necessary to constitute a quorum for the meeting.  Each outstanding share of common stock is entitled to one vote.

Proxies marked “Abstain” and broker “non-votes” will be treated as shares that are present for purposes of determining the presence of a quorum.  An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter.  A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares so the broker is unable to vote those uninstructed shares.  Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.

Please note that brokers may not vote your shares on the election of directors or any other non-routine matters (Proposals 2, 3 and 4) if you have not given your broker specific instructions as to how to vote.  Please be sure to give specific voting instructions to your broker so that your vote can be counted.

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.  Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of Directors	Nominees receiving highest number of votes	Not voted	Not voted
2	Approval of Amendment to 2007 Stock Incentive Plan	Majority of shares cast	Not voted	Not voted
3	Advisory vote on executive compensation (“Say on Pay”)	Majority of shares cast	Not voted	Not voted
4	Advisory vote on frequency of Say on Pay	Majority of shares cast	Not voted	Not voted
5	Ratification of Independent Registered Public Accounting Firm	Majority of shares cast	Not voted	Discretionary vote — brokers may vote

Recommendation of Board of Directors

Unless you instruct otherwise on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors.  Specifically, the Board’s recommendations are as follows:

•                  FOR the election of each of the five nominees for director;

•                  FOR the approval of the amendment to the 2007 Stock Incentive Plan to increase the total number of shares of common stock authorized for issuance under such plan by 250,000 shares;

•                  FOR the approval, on a non-binding, advisory basis, of the compensation paid to our named executive officers;

•                  To hold an advisory vote on executive compensation every 2 years; and

•                  FOR the ratification of the selection of Friedman LLP as our independent registered public accounting firm to audit the consolidated financial statements of Evolving Systems for our fiscal year ending December 31, 2013.

The proxy holders will vote as recommended by the Board of Directors with respect to any other matter that properly comes before the annual meeting, including any postponements or adjournments thereof. If the Board of Directors on any such matter gives no recommendation, the proxy holders will vote in their own discretion.

After you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of Evolving Systems either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the annual meeting in person and request to recast your vote. Attendance at the annual meeting will not, by itself, revoke a previously granted proxy.

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more security holders sharing the same address by delivering a single proxy statement addressed to those security holders. This process, which is commonly referred to as “householding,” potentially means extra convenience for security holders and cost savings for companies.  A number of brokers with account holders who are Evolving Systems stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please notify your broker, or direct your written request to Evolving Systems, Inc., Daniel J. Moorhead, Secretary, 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, or contact Daniel J. Moorhead at 303-802-1000.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board of Directors is currently composed of 5 members, with each member elected annually for a term of one year. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the Board of Directors) will serve for the remainder of the full term of the director for which the vacancy occurred and until the director’s successor is elected and qualified.

Four of our directors (Messrs. Nicol, Oros, Spirtos and Ramlall) are independent under NASDAQ’s current listing standards. Mr. Dupper is not considered independent under NASDAQ’s current listing standards.

All of our directors have terms of office expiring in 2013. The Board has nominated Messrs. Dupper, Nicol, Oros, Ramlall and Spirtos for re-election. Proxies cannot be voted for a greater number of persons than the number of nominees named.  If elected at the annual meeting, each of the nominees would serve until the 2014 annual meeting of stockholders.

Required Vote and Recommendation of the Board of Directors

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, “FOR” the election of the nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted “FOR” the election of such substitute nominee as management may propose. The persons nominated for election have agreed to serve if elected, and management has no reason to believe that the nominees will be unable to serve.

Set forth below is biographical information for the persons nominated and each person whose term of office as a director will continue after the annual meeting. Ages are as of April 30, 2013.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NAMED NOMINEE.

Nominees for Election for a One-Year Term Expiring at the 2014 Annual Meeting

Thaddeus Dupper

Thaddeus Dupper, 56, was named President of the Company on January 1, 2007, and assumed the additional position of Chief Executive Officer on April 2, 2007.  He became a member of the Board of Directors in June 2007 and was named Chairman of the Board in March 2010.  He joined the Company in February 2004 as Vice President of Sales and Business Development.  In January 2005 he was promoted to Executive Vice President of Worldwide Sales & Marketing.  Before joining Evolving Systems, Mr. Dupper was Vice President of Sales and Marketing from October 2002 until February 2004 with Expand Beyond, a wireless software company.  Prior to that, Mr. Dupper was Vice President of International Sales for Terabeam, a Free Space Optics company, from June 2000 until September 2002.  In addition, he served as Senior Vice President of Value Added Products and Professional Services at Dun & Bradstreet, a global provider of company credit reports, from January 1998 until May of 2000. Mr. Dupper was an early member of the Teradata management team where he held a variety of sales and sales management positions from 1985 until 1997. Mr. Dupper began his career at Amdahl Corporation as a systems engineer from 1979 until 1985. Mr. Dupper received a B.S. degree in Computer Information Systems from Manhattan College.

Mr. Dupper brings to the Board extensive experience working in technology in a variety of positions at the senior management level.  His industry experience allows him to provide direction and leadership in corporate strategy, talent management and compensation, budgeting and sales.  Moreover, Mr. Dupper’s day-to-day leadership and detailed knowledge of our business and operations provide the Board with company-specific experience and expertise.

David J. Nicol

David J. Nicol, 67, became a member of the Board of Directors in March 2004. Mr. Nicol was named President and Chief Operating Officer of StrongWatch, a security innovation company headquartered in Tucson, Arizona, in July 2012.  From January 2009 to June 2012, he was a consultant in the IT services industry.  From December 2005 through December 2008, he served as

Executive Vice President and Chief Financial Officer for Solutionary, a managed IT security services provider.  From 2001 to the end of 2003, he served as Senior Vice President, Product Management and Development for VeriSign Communications Services.  VeriSign provides signaling, intelligent network services and related e-commerce solutions to all service provider segments of the communications industry. Prior to its acquisition by VeriSign in 2001, Mr. Nicol held the same position at Illuminet from 1996 and its predecessor company ITN from 1994.  In those capacities, Mr. Nicol was responsible for product management, product development, application services support and business development. Prior to ITN, Mr. Nicol was Chief Operating Officer for International Micronet Systems, Inc. (1992-93), and Chief Operating Officer and Partner for iLAN, Inc (1990-92).  From 1984 through 1990, Mr. Nicol held various officer positions with United Telecom, Inc. (now Sprint Corporation), lastly serving as Corporate Vice President Planning. Mr. Nicol has been a member of the National Association of Corporate Directors (NACD) since 2004.  Mr. Nicol also serves on the boards of two technology-based private companies and is board advisor to several other companies.  Mr. Nicol holds a B.Sc. from Ohio State University, an M.A. from Case Institute of Technology, and a Ph.D. from Case Western Reserve University.

With his years of managerial experience at United Telecom, ITN, Illuminet and VeriSign, Mr. Nicol brings to the Board demonstrated management ability at a senior level, as well as telecom and international experience.  His experience as CFO of Solutionary gives him an understanding of operations and financial strategy. Mr. Nicol is able to draw upon, among other things, his knowledge of raising capital and investor communications, having served as a member of the team that participated in Illuminet’s initial public offering and having raised significant funding for Solutionary. In addition, Mr. Nicol has a Ph.D. in corporate finance and has taught corporate finance at the MBA level.

David S. Oros

David S. Oros, 53, joined our Board of Directors in March 2008.  As of March 2013, he is a founding partner of Gamma 3 LLC.  Over the last ten years, Mr. Oros has started over 8 companies primarily in the technology field.  In addition, he is Chairman of Drop Test International, Inc. (DTI), an international counter-insurgency intelligence company and Chairman of Surroundart, Inc., a full service fine arts company specializing in shipping and storage.  From June 2006 to February 2013, Mr. Oros was the managing partner of Global Domain Partners, LLC, a managed futures company that uses advanced optimization modeling as a predictive tool for worldwide markets, currencies and commodities.  From 2006 to 2010, Mr. Oros served as Chairman of the Board of NexCen Brands, Inc., a leading vertically integrated brand acquisition and management firm focused on brand management.  From 1996 until June 2006, Mr. Oros was the Chairman of the Board and CEO of Aether Systems, Inc., a leading provider of wireless and mobile data solutions for the transportation, fleet management and public safety industries.  From 1994 until 1996, Mr. Oros was President of NexGen Technologies, L.L.C., a wireless software development company. From 1992 until 1994, he was President of the Wireless Data Group at Westinghouse Electric.  Prior to that, from 1982 until 1992 Mr. Oros was at Westinghouse Electric directing internal research and managing large programs in advanced airborne radar design and development. Mr. Oros received a B.S. in mathematics and physics from the University of Maryland, and holds a U.S. patent for a multi-function radar system.  Mr. Oros currently serves on the Board of Directors of the Baltimore Symphony Orchestra.

Mr. Oros has had front-line exposure to many of the issues facing public companies, particularly on the operational, financial and corporate governance fronts, from his former role as Managing Partner of Global Domain Partners and previously having served as Chairman of NexCen Brands, CEO of Aether Systems, President of NexGen Technologies, LLC and President of the Wireless Data Group of Westinghouse Electric.  With his knowledge of the complex issues facing global companies today and his understanding of what makes businesses work effectively and efficiently, Mr. Oros is a skilled advisor.  His formal education and his experience in directing large research and development programs while at Westinghouse Electric also provides him with the background and expertise to assist the Board with technology-related issues.

Richard R. Ramlall

Richard R. Ramlall, 57, became a member of the Board of Directors in March 2008.  Since November 2010, he has served as Senior Vice President, Corporate Development and Chief Communications Officer of Primus Telecommunications Group, Incorporated (NYSE:PTGI).  Primus is a leading provider of advanced communication solutions, including broadband Internet, traditional and IP voice, data, mobile services, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada and Australia. From March 2005 to August 2010, he served as Senior Vice President, Strategic External Affairs and Programming at RCN Corporation, a leading broadband provider of video, data, and voice services to residential, business and commercial/carrier customers.  Prior to joining RCN in March 2005, Mr. Ramlall served as Senior Managing Director and Executive Vice President of Spencer Trask Media and Communications Group, LLC (a division of New York-based venture capital firm Spencer Trask & Company) based in Reston, Virginia, from June 1999. From March 1997 to June 1999, Mr. Ramlall served as Vice President and Managing Director for Strategy, Marketing and International Government Affairs for Bechtel Telecommunications.  Prior to that, Mr. Ramlall was Executive Director for International Business Affairs for Bell Atlantic International and spent over 18 years at Bell Atlantic.  In 1990, Mr. Ramlall was selected to serve a one year appointment under the Presidential Exchange Executive Program of the White House.  Mr. Ramlall formerly served on the Alzheimer’s Association—National Capital Area Board of Directors and on the Board of Directors of Gateway Communications Services, Inc., an advanced communications and IT solutions company.  Mr. Ramlall holds a B.S. in Business Administration and an M.G.A. (Technology Management) from the University of Maryland.

Mr. Ramlall brings to our Board more than 26 years of experience in the telecommunications industry and more than 10 years of international business experience, as well as operational experience at a senior executive level, with particular emphasis on Indian operations.  As Senior Vice President for Corporate Development and Chief Communications Officer at Primus, Mr. Ramlall is responsible for Business Development, M&A, Investor Relations, Public Relations and Regulatory Affairs, bringing valuable investor and corporate governance expertise and experience to our Board and our management team.

John B. Spirtos

John B. Spirtos, 47, became a member of the Board of Directors in December 2009.  He has served as Chief Executive Officer of privately-held GridPoint, Inc. since December 2010.  Prior to his appointment as CEO of GridPoint, Mr. Spirtos served as Executive Vice President of GridPoint from June 2009 to November 2010.  GridPoint provides energy management solutions to producers and consumers of energy. From June 2008 until May 2009, Mr. Spirtos was Senior Vice President of Comverse Technology (NASD: CMVT), a provider of billing and messaging software to the global communications industry. Previously, from August 2004 until June 2008, Mr. Spirtos was Senior Vice President of Corporate Development of Neustar, Inc. (NYSE: NSR), a provider of clearinghouse and directory services to the communications and Internet industry.  Prior to 2004, Mr. Spirtos served as President of Corvis Corporation and its wholly owned subsidiary, Broadwing Communications, Inc. (NASD: BWNG), an integrated communications equipment and services provider.  From July 2009 to August 2011, Mr. Spirtos served on the Board of Directors and compensation committee of Primus Telecommunications, Inc. (NYSE:PTGI), a global facilities-based services provider offering bundled data, voice and other value-added services.  From August 2008 through May 2009, Mr. Spirtos served on the Board of Directors of Verint (NASD:VRNT) and Ulticom (OTCBB:ULTC). Mr. Spirtos currently serves on the Board of Directors, and audit committees thereof, of the Washington Education and Tennis Foundation, a non-profit corporation, and Southwestern University.  Mr. Spirtos holds a B.S. from the University of California, a J.D. from Southwestern University, and LL.M and M.B.A. degrees from Georgetown University.

Mr. Spirtos’s background in investor relations, strategic planning and significant experience with mergers and acquisitions provides an important resource to our Board. Mr. Spirtos has participated in securing over $12 billion in funding for various entities since 1996 and has completed over 75 financings and merger and acquisition transactions. Mr. Spirtos also has extensive experience in the telecommunications and technology fields at the senior management level. Mr. Spirtos has a law degree and is a former tax attorney who can contribute to the Board’s oversight on regulatory matters.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Leadership Structure

Our Chief Executive Officer also serves as our Chairman of the Board.  Our Board believes that a combined CEO/Chairman of the Board arrangement is currently the best structure for our Board as our Chief Executive Officer is most familiar with the Company’s business and industry, and most capable of effectively identifying our priorities and leading the execution of our strategy. Our independent directors bring experience, oversight and expertise from outside the company and industry, while the Chief Executive Officer brings company-specific experience and expertise.  Combining the role of Chairman and Chief Executive Officer facilitates information flow between management and the Board.

The Board currently does not have a Lead Independent Director, and will periodically evaluate whether to appoint one.

The Board’s Role in Risk Oversight

The Board as a whole actively oversees management of the Company’s risks and looks to its committees, as well as senior management, to support the Board’s oversight role.  The Company’s Compensation Committee provides information about risks relating to the Company’s compensation plans and arrangements.  The Audit Committee assists with oversight of financial risks, and the Nominating and Governance Committee focuses on risks associated with the independence of the Board of Directors and potential conflicts of interest.  The Investment Committee focuses on managing principal and liquidity risk while maintaining a high level of income for the Company.  While each committee is responsible for evaluating certain risks, the full Board regularly receives information through committee reports and from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, technical and strategic risks.

Meetings and Committees of the Board of Directors

Our business, property and affairs are managed under the direction of our Board of Directors and its committees. Our Board of Directors provides management oversight, helps guide the Company on strategic planning, approves the Company’s operating budgets and meets regularly in executive sessions. Members of our Board are kept informed of our business through discussions with our Chief Executive Officer and other officers and employees, by reviewing materials provided to them, by visiting our offices and by participating in meetings of the Board and its committees.

Our Board holds regularly scheduled quarterly meetings.  In addition to the quarterly meetings, typically there is at least one other regularly scheduled meeting and several special meetings each year. At least twice a year, time is set aside for the independent directors to meet without management present. Our Board met formally 6 times in 2012 in addition to numerous conference calls throughout the year.  In fiscal year 2012 each director attended at least 75% of all Board meetings.

The Board has an Audit Committee, a Compensation Committee, a Nominating and Governance Committee, and an Investment Committee. Below is a table that provides membership and meeting information for each of the Board committees during 2012. In fiscal year 2012 each committee member attended at least 75% of the meetings of each applicable committee.

Name	Audit		Compensation		Nominating & Governance		Investment
Mr. Dupper
Mr. Nicol	X	*	X	*
Mr. Oros	X		X		X		X
Mr. Ramlall			X		X
Mr. Spirtos	X				X	*	X	*
Total meetings in fiscal year 2012	11		1			**		**

*  Denotes Committee Chairman as of  December 31, 2012.

** The Committee members met informally numerous times during the year, following which they acted formally through unanimous consent resolutions.

Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the independence requirements under the NASDAQ’s current listing standards and each member is free of any relationship that would interfere with his individual exercise of independent judgment.

The Audit Committee.  The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company’s accounting, auditing, and reporting practices. The Audit Committee meets with our independent registered public accounting firm at least annually to review the results of the annual audit and discuss the financial statements. The Committee also meets with our independent registered public accounting firm quarterly to discuss the results of the accountants’ quarterly reviews as well as quarterly results and quarterly earnings releases; recommends to the Board the registered public accounting firm to be retained; and receives and considers the accountants’ comments as to internal controls and procedures in connection with audit and financial controls. The Audit Committee reviews all financial reports prior to filing with the Securities and Exchange Commission (SEC) and reviews all financial press releases prior to release. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee’s Charter, a copy of which is posted on the Company’s website, www.evolving.com, under “Investors — Corporate Governance.”  The Audit Committee consists of Messrs. Nicol, Oros and Spirtos, all of whom are independent directors as required under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 10A(m)(3) and NASDAQ listing standards. The Board of Directors has determined that Mr. Nicol is an “audit committee financial expert” as defined by the rules of the Securities and Exchange Commission. For more information concerning the Audit Committee see the “Report of the Audit Committee” contained in this proxy statement.

The Compensation Committee.  The primary responsibilities of the Compensation Committee are to review and recommend to the Board the compensation of the Chief Executive Officer and our other executive officers, to review and recommend an incentive compensation plan, approve grants of stock awards to employees and consultants under our stock incentive plan and otherwise determine compensation levels and perform such other functions regarding compensation as the Board may delegate. The Compensation Committee consists of Messrs. Nicol, Oros and Ramlall, all of whom are independent directors under NASDAQ listing standards.

The Compensation Committee meets outside the presence of all of our executive officers, including the named executive officers (the individuals listed in the Summary Compensation Table on page 27), to consider appropriate compensation for our chief executive officer (“CEO”).  The Compensation Committee annually analyzes our CEO’s performance and determines his base salary and incentive compensation and stock awards, based on its assessment of his performance and other considerations described in the Compensation Discussion and Analysis.  For our other named executive officer, the Compensation Committee meets separately with our CEO.  Our CEO annually reviews our other named executive officer’s performance with the Compensation Committee and makes recommendations to the Compensation Committee with respect to the appropriate base salary, payments to be made under our incentive compensation plan and equity incentive awards for all executive officers, excluding himself.  Based in part on these recommendations from our CEO and other considerations described in the Compensation Discussion and Analysis, the Compensation Committee approves the annual compensation package of our other executive officer. In 2010 the Compensation Committee engaged the services of Radford, an independent compensation consultant, to assist the Committee in establishing compensation levels for executive officers. No significant changes have been made to the executive officers’ compensation plans since 2010. In  2012, the Committee reviewed Radford’s report and determined that the information contained in the report supported the compensation structure for 2012.

The specific responsibilities and functions of the Compensation Committee are discussed in the Compensation Committee Charter, which is posted on our website, www.evolving.com, under “Investors — Corporate Governance.”

Nominating and Governance Committee.  The primary responsibilities of the Nominating and Governance Committee are to monitor corporate governance matters, to determine the slate of director nominees for election to the Company’s Board of Directors and to identify and recommend candidates to fill vacancies occurring on the Board of Directors.

Criteria and Diversity. In filling vacancies that occur on the Board, and nominating candidates for election, the Nominating and Governance Committee takes into account certain minimum qualifications and qualities that the Committee believes are necessary for one or more of the Company’s directors to possess. These qualifications and qualities are as follows:

•                  Experience with businesses and other organizations comparable to the Company. For example, experience in the telecommunications industry and/or experience in a software development company is desirable.

•                  Experience in reviewing, and the ability to understand, financial statements.

•                  Experience in the operational and corporate governance aspects of running a public company.

•                  Experience working with or overseeing management and establishing effective compensation strategies to align management with Company objectives and stockholder financial returns.

•                  The candidate’s independence from conflict or direct economic relationship with the Company.  For example, individuals who are employed by one of our customers or a competitor would not be eligible for our Board.

•                  The candidate’s contacts within the telecommunications industry, and/or within the finance and investment banking industry.

•                  Experience with mergers and acquisitions.

•                  The ability of the candidate to attend Board and committee meetings regularly (either in person or by telephone) and devote an appropriate amount of effort in preparation for those meetings.

•                  A reputation, strength of character and business judgment befitting a director of a publicly held company.

Candidates for the Board should have some, but not necessarily all, of the above-described criteria. Although the Company has no formal policy regarding diversity, the Committee seeks diversity in the broadest sense, with the goal of having a Board composed of a broad diversity of experience, professions, skills, geographic representation, backgrounds and culture. The Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.  The Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests using its diversity of experience and sound business judgment.  Nominees or potential nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

The process used by the Nominating and Governance Committee for identifying and evaluating nominees for directors is as follows:

•                  Nomination of an existing Board member whose term is expiring.  Each year prior to preparation of the proxy statement for the annual meeting, the Nominating and Governance Committee meets to determine whether any current Board member desires to remain on the Board and, if so, whether such individual should be recommended for nomination. The Committee evaluates whether the individual continues to meet the then current qualifications and qualities established by the Committee for Board membership, as well as the contributions made by the individual during his or her tenure on the Board. The Committee, among other things, takes into consideration the individual’s attendance at Board and committee meetings and his or her participation in, and preparation for, such meetings. In the event the Committee determines that it is in the Company’s best interest to nominate an existing Board member for re-election, the Committee will adopt a formal recommendation for consideration and adoption by the full Board of Directors, which, if adopted by the Board of Directors, will be contained in the proxy statement.

•                  Consideration of candidates proposed by stockholders.  The Nominating and Governance Committee will consider candidates for the Board proposed by stockholders. Stockholders wishing to nominate a candidate for consideration by the Committee may do so by writing to the Company’s Secretary and providing the candidate’s name, biographical data and qualifications. The Committee will consider the candidate for nomination in the same manner as described below, “Consideration of new candidates for the Board.” A stockholder proposal for inclusion in the proxy statement (and received in accordance with the procedures described in our Bylaws and our previous year’s proxy statement) will be included in the proxy statement in accordance with SEC regulations.

•                  Consideration of new candidates for the Board.  The Nominating and Governance Committee will consider new candidates for the Board to fill vacancies that occur on the Board. Recommendations for candidates may be submitted to the Committee through the Company’s Secretary. The Secretary will forward names and qualifications of proposed candidates to the Committee members. The Committee will review the materials to determine whether the candidate appears to meet the qualifications and qualities established by the Committee for Board membership. If the candidate appears to be qualified, the Committee will conduct an interview of the candidate, which may include interviews with management as well as other members of the Board. The Committee may recommend a candidate for membership on the Board, subject to final approval of a majority of the Board of Directors, and the results of a background investigation and reference check of the candidate.

The specific responsibilities and functions of the Nominating and Governance Committee are set forth in the Nominating Committee Charter. The Committee’s charter is posted on our website, www.evolving.com, under “Investors — Corporate Governance.”  The current members of the Nominating and Governance Committee are Messrs. Oros, Ramlall and Spirtos.

Investment Committee.  Our Board of Directors has an Investment Committee comprised of two directors, Mr. Spirtos, who acts as Chairman of the Committee, and Mr. Oros.  Daniel J. Moorhead, our Vice President of Finance & Administration, acts in an advisory role to the Investment Committee.

The primary responsibilities of the Investment Committee are to guide overall investment strategy and manage the Company’s investments.  The specific responsibilities and functions of the Investment Committee are discussed in the Investment Committee Charter, which is posted on our website, www.evolving.com, under “Investors — Corporate Governance.”

DIRECTOR COMPENSATION

The 2012 compensation plan for non-employee members of the Board of Directors and the committees of the Board is described in the table below.  Annual compensation is pro-rated to dates of appointment and termination.

	Annual retainer (payable in quarterly increments)	Additional annual cash compensation for non-employee Chairperson
Board of Directors	$20,000	$10,000
Audit Committee	$0	$5,000
Compensation Committee	$0	$5,000

In addition, we grant non-employee directors stock options upon joining the Board of Directors (currently, an option to purchase 15,000 shares vesting one-third on the one-year anniversary date of appointment with the balance vesting quarterly over the remaining two-year period). Annually or semi-annually thereafter we typically grant options to purchase between 3,500 — 8,000 shares cumulatively in a year, vesting quarterly over a one-year period, with annual grants being made on, or shortly thereafter, the date of the annual stockholders’ meeting to Board members who have served at least 6 months. Options are priced at the closing price for the Company’s stock on the date of the grant. Occasionally, options may be approved for a grant date that is a few days later for administrative reasons, for example, to allow sufficient time to prepare grant documents and SEC Form 4 filings. In addition, we may grant members of our Board of Directors shares of restricted stock (typically, between 2,500 — 3,500 shares) each year.

We do not provide any deferred compensation, health or other personal benefits to our directors.  We reimburse each director for reasonable out-of-pocket expenses incurred to attend Board and Committee meetings. Each member of our Board of Directors owns stock in the Company, although we do not require that they do so.

2012 Director Compensation Table

The table below summarizes the compensation earned by non-employee directors for the fiscal year ended December 31, 2012.

	(b)
(a) Name (1)	Fees Paid in Cash ($)	(c) Stock Awards ($)(2)	(d) Option Awards ($)(3)	(e) Total ($)

David J. Nicol	$30,000	$21,245	$18,520	$69,765
David S. Oros	$20,000	$21,245	$18,520	$59,765
Richard R. Ramlall	$20,000	$21,245	$18,520	$59,765
John B. Spirtos	$20,000	$21,245	$18,520	$59,765

(1)  See the Summary Compensation Table on page 27 for information on compensation earned by Mr. Dupper during fiscal year 2012.

(2)  The amounts in column (c) relate to restricted stock granted under the Company’s 2007 Stock Incentive Plan.  Messrs. Nicol, Oros, Ramlall and Spirtos each received 3,500 shares of restricted stock, vesting quarterly over a one-year period.  The closing price for the Company’s shares on the date of grant, December 28, 2012, was $6.07 per share.  The amounts reflect the grant date fair value of each restricted stock award granted in 2012, computed in accordance with FASB Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation-Stock Compensation.  See 2012 Grants of Plan-Based Awards table on page 27 for information concerning Mr. Dupper. As of December 31, 2012, each director named above held 3,500 shares of restricted stock.

(3)  Each non-employee member of the Board of Directors was granted an option to purchase 4,200 shares on January 6, 2012 and 3,500 shares on June 20, 2012, which grants vest quarterly over a one-year period.  The amount in this column reflects the grant date fair value of stock options granted in 2012, computed in accordance with FASB Statement of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 718, Compensation-Stock Compensation.  As of December 31, 2012, each director named above held outstanding options to purchase the following number of shares:  David J. Nicol:   38,200; David S. Oros:  7,175; Richard R. Ramlall:  18,200; and John B. Spirtos:  33,200.

Information Regarding Stockholder Communication with the Board of Directors; Attendance of Board Members at the Annual Meeting

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, at the following address:  Corporate Secretary, Evolving Systems, Inc., 9777 Pyramid Ct., Suite 100, Englewood, CO 80112, Attn: Board of Directors. Our Secretary will process communications before forwarding them to the addressee. Directors generally will not be forwarded stockholder communications that are primarily commercial in nature, relate to improper or irrelevant topics, or request general information about the Company.

We encourage, but do not require, Board members to attend our Annual Meeting of Stockholders.  One member of the Board attended the 2012 Annual Stockholders’ Meeting.

Statement on Corporate Governance

We regularly monitor developments in the area of corporate governance by reviewing federal laws affecting corporate governance, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as well as rules adopted by the SEC and NASDAQ. In response to those developments, we review our processes and procedures and implement corporate governance practices which we believe are in the best interests of the Company and its stockholders. Among other things, we have established a Disclosure Committee, comprised of executives and senior managers who are actively involved in the disclosure process, to specify, coordinate and oversee the review procedures that we use each quarter, including at fiscal year end, to prepare our periodic SEC reports.

The Board has approved a set of corporate governance guidelines to promote the functioning of the Board and its Committees and to set forth a common set of expectations as to how the Board should perform its functions. Our Corporate Governance Guidelines are posted on the Company’s website under “Investors — Corporate Governance.” On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, has a direct or indirect material interest.  The Board also evaluates its performance periodically.

The Board has also approved a Code of Business Conduct and a Code of Ethics for Finance Employees (collectively, the “Code of Conduct”), posted on our website, www.evolving.com, under “Investors — Corporate Governance.”  We require all employees and directors to adhere to the Code of Conduct in discharging their Company-related activities. Employees and directors are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Conduct. We intend to disclose on our website, or on a Current Report on Form 8-K, any amendments to or waivers of the Code applicable to those of our senior officers to whom the Code applies within four business days following the date of such amendment or waiver. We have also established a confidential hotline to answer employees’ ethics questions and report ethical concerns.  In accordance with the requirements of the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures to receive, retain and treat complaints we receive regarding accounting and internal accounting controls of auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

Policies and Procedures for Approval of Related Person Transactions

We may encounter business arrangements or transactions with businesses and other organizations in which one of our directors or executive officers or their immediate families may also be a director, executive officer or investor or have some other direct or indirect material interest.  We refer to these transactions as related person transactions.  Related person transactions have the potential to create actual or perceived conflicts of interest between Evolving Systems and its directors and officers or their immediate family members.

In March 2007, the Board formally adopted a policy with respect to related person transactions to document procedures pursuant to which such transactions are reviewed, approved or ratified. The policy applies to any transaction in which (1) the Company is a participant, (2) any related person has a direct or indirect material interest and (3) the amount involved exceeds $120,000, but excludes any transaction that does not require disclosure under Item 404(a) of Regulation S-K.  The Nominating and Governance Committee is responsible for reviewing, approving and/or ratifying any related person transaction. The Nominating and Governance Committee intends to approve only those related person transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders.  Transactions below the threshold level may be approved by the Compensation Committee.

PROPOSAL NO. 2

APPROVAL OF THE

AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN

Introduction

The Board has adopted, subject to stockholder approval, an amendment to the Evolving Systems Amended and Restated 2007 Stock Incentive Plan to increase by 250,000 the number of shares of common stock that may be awarded under the plan to a total of 1,502,209 shares (the “Amendment”).  Our stockholders approved the 2007 Stock Incentive Plan in June 2007 and subsequently approved the Amended and Restated 2007 Stock Incentive Plan in June of 2010 (the “2007 Stock Incentive Plan” or the “2007 Plan”). In accordance with the provisions of the 2007 Plan, the Board adopted minor administrative amendments to the 2007 Plan in March 2013, which are included in the copy of the 2007 Plan attached as Appendix A.  As of April 22, 2013, there were 82,616 shares remaining for issuance of stock awards under the 2007 Plan.

Purpose of the 2007 Plan

The 2007 Plan was adopted to give us the ability to provide equity-based compensation to participants to encourage them to continue providing services to the Company and to better assure that their interests are aligned with the interests of our stockholders.  We believe that employees, directors and key consultants should have a significant stake in the Company under programs that link compensation to stockholder return.  As a result, stock awards are an integral part of our compensation plan.  The grant of a stock award has several attractive characteristics, both to the recipient and to the Company, which make such grants more attractive than increasing the level of cash compensation.  For example, granting stock awards provides an incentive to individuals because stock ownership permits them to share in our growth.  We benefit because these individuals will be motivated to grow and improve the performance of the Company.  In addition, the grant of certain stock awards preserves our cash resources.

If the stockholders approve the Amendment to the 2007 Plan, we will reserve an additional 250,000 shares of common stock for issuance under the 2007 Plan.  We anticipate that, following the receipt of stockholder approval of these proposals, we will, from time to time, make stock awards to eligible participants as part of our overall compensation strategy. In determining whether to vote for this proposal, stockholders should consider that they are subject to the risk of dilution to their interests which would result if additional shares of common stock are issued under the 2007 Plan, and that as a result of the issuance of such common stock the current stockholders will own a smaller percentage of our outstanding common stock.

We have not made any specific determinations regarding individuals who may receive awards, the size of stock awards or other terms of the awards.  If the stockholders do not approve Proposal No. 2, the Company will continue the 2007 Plan according to its terms prior to the Amendment; as noted above, however, there are 82,616 shares remaining for issuance under the 2007 Plan as of the record date.

By seeking stockholder approval of the Amended and Restated 2007 Plan, we are also asking our stockholders to re-approve the performance goals set forth in the 2007, as described below.  Because the Company intends for certain awards made under the 2007 to comply with the requirements for performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code, the Company must obtain stockholder approval every five years of the material terms of performance goals.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2,
APPROVAL OF THE
AMENDED AND RESTATED 2007 STOCK INCENTIVE PLAN.

SUMMARY OF THE KEY TERMS OF THE 2007 PLAN

The following is a brief description of the 2007 Plan, as proposed to be amended. The full text of the 2007 Plan, as proposed to be amended, is attached as Appendix A to this Proxy Statement, and the following description is qualified in its entirety by reference to the text of the 2007 Plan set forth in Appendix A.

Administration of the 2007 Plan

The Compensation Committee of the Board of Directors (the “Committee”) administers the 2007 Plan and determines recipients and types of awards to be granted, including the exercise price, exercisability and number of shares subject to the award. The Committee may also delegate administrative powers to a subcommittee or to officers of the Company subject to certain conditions.  All action by the Committee under the Plan must be unanimous.

Eligibility

All employees (including officers), consultants and Directors of the Company or any parent or any subsidiary of the Company are eligible to receive stock awards under the 2007 Plan (each employee, consultant, and Director who receives such a stock award is referred to as a “participant.”)  Participants will receive grants of stock awards at the discretion of the Committee as compensation for their services to the Company.  There are 158 employees, 12 consultants, and 4 directors eligible to receive stock awards under the 2007 Plan.

Types of Awards

The types of stock awards that are available for grant under the 2007 Plan are:

•              incentive stock options;

•              non-statutory stock options;

•              restricted stock;

•              restricted stock units;

•              stock appreciation rights;

•              performance awards; and

•              other stock-based awards.

Stock Subject to the 2007 Plan

Following the proposed amendment to increase the number of shares subject to the 2007 Plan by 250,000 shares, the maximum aggregate number of shares of our common stock that may be issued under the 2007 Plan may not exceed 1,502,209 shares, the “share reserve,” subject to adjustment for changes in capitalization.  Each share of common stock issued pursuant to an award granted under the 2007 Plan will reduce the share reserve by one share. Subject to certain limitations, shares of common stock covered by stock awards that expire, are cancelled, terminate, are repurchased by us at cost or reacquired by us prior to vesting will revert to and be added to the share reserve or become available for issuance under the 2007 Plan. In addition, the share reserve will be reduced by the full number of shares of common stock covered by a stock appreciation right that is exercised or settled.

Individual Award Limits

Awards may be denominated in shares of common stock.  The 2007 Plan contains a calendar year annual limit of 125,000 to grants of awards, subject to adjustment as provided in Section 14 of the 2007 Plan, unless the committee specifically determines at the time of grant that the award is not intended to qualify as performance-based compensation under the 2007 Plan.  In addition, the annual limit will not apply in the following circumstances:  the Company acquires all or substantially all (greater than seventy five percent (75%)) of the fair market value of the assets of another entity or the Company acquires a Controlling Interest (as defined in the 2007 Plan) of another entity.

Adjustment

Transactions not involving the receipt of consideration by the Company, such as a merger, consolidation, reorganization, stock dividend, or stock split, may change the class and number of shares of common stock subject to the 2007 Plan and outstanding awards.  In that event, the 2007 Plan will be appropriately adjusted as to the class and the maximum number of shares of common stock subject to the 2007 Plan and other share limits.  Outstanding awards also will be adjusted as to the class, number of shares and price per share of common stock subject to such awards.

Fair Market Value

Generally, fair market value of the Company’s common stock will be the closing sales price of one share of the Company’s common stock on the NASDAQ Capital Market on the date of determination.  The fair market value of the Company’s stock as of April 22, 2013 was $5.97.

Stock Options and Stock Appreciation Rights

The Committee may award stock options in the form of non-statutory stock options or incentive stock options or stock appreciation rights, each with a maximum term of ten years.  The exercise price for the option and the grant price for the stock appreciation right may not be less than 100% of the fair market value of one share of common stock on the date of grant.  The Committee will establish the vesting schedule for stock options and stock appreciation rights and the method of payment for the exercise price of an option, which may include cash, shares, or other awards.  The Committee will establish in the award agreement the period of time that the participant will have after termination of continuous service with the Company to exercise the vested portion of an outstanding option or stock appreciation right.  Stockholder approval of the class of eligible participants under the 2007 Plan and the limit on the number of shares covered by an award granted to any one participant during a calendar year is intended to satisfy the stockholder approval conditions for stock options and stock appreciation rights to qualify as deductible under Section 162(m) of the Internal Revenue Code.

Restricted Stock and Restricted Stock Units

The Committee may award restricted stock and restricted stock units and establish applicable restrictions, including any limitation on voting rights or the receipt of dividends.  The Committee may decide to include dividends or dividend equivalents as part of an award of restricted stock or restricted stock units and may defer the payment of dividends, with or without interest, until the award is vested or paid.  The Committee will establish the manner and timing under which restrictions may lapse.  If the participant’s continuous service is terminated during the applicable restriction period, shares of restricted stock and restricted stock units still subject to restriction will be forfeited, except as determined otherwise by the Committee.

Performance Awards and Other Stock-Based Awards

The Committee may grant performance awards, which may be denominated in cash, shares, other securities or other awards and payable to, or exercisable by, the participant upon the achievement of performance goals during performance periods, as established by the Committee.  Performance criteria mean any measures, as determined by the Committee, which may be used to measure the level of performance of the Company or the participant during a performance period.  The Committee may grant other stock-based awards that are denominated or payable in shares, under the terms and conditions as the Committee will determine.

Dividends and Dividend Equivalents

The Committee may provide in an award agreement that the participant is entitled to receive, currently, or on a deferred basis, dividends or dividend equivalents, with respect to the shares of common stock covered by the award.

Material Terms of Performance Goals for Covered Persons

The Company intends for certain awards made under the 2007 Plan to comply with the requirements for performance-based compensation pursuant to Section 162(m) of the Internal Revenue Code.  Generally, current federal tax law does not allow a publicly held company to obtain tax deductions for compensation of more than $1 million paid in any year to the chief executive officer and the three other most highly compensated executive officers  (other than the chief financial officer) unless such payments are “performance-based” as defined in the tax laws.  One of the requirements for compensation to be performance-based under those laws is that the company must obtain stockholder approval every five years of the material terms of performance goals where the Committee has the authority to select one or more performance goals previously approved by stockholders.

Group of Employees Covered

The group of employees whose compensation would be subject to the performance goals would include the Company’s senior executive officers, including the chief executive officer and the three most highly compensated executive officers (other than the chief executive officer and chief financial officer), “covered officers,” and other officers or individuals who may become covered officers.

Business Criteria

The Company intends to use one or more of the following performance criteria as the basis for the performance goals:  (i) revenue, (ii) earnings before interest, taxes, depreciation and amortization (EBITDA), (iii) Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transaction) (iv) net earnings, (v) net income, (vi) product-related targets and (vii) cash flow, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.  The Committee may establish performance goals that are measured either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or related company, and measured quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous quarter’s or year’s results or to a designated comparison group, in each case as specified by the Committee in the award.  The Committee may establish the threshold, target and maximum performance levels, and the number of shares or dollar amounts payable at various performance levels from the threshold to the maximum.

The Committee has established qualifying performance criteria and maximum amounts that it considers appropriate in light of foreseeable contingencies and future business conditions.  If the amendments to the 2007 Plan are approved by the stockholders, the Company reserves the right to award or pay other additional forms of compensation (including, but not limited to, salary, or other stock-based awards under the 2007 Plan) to the Company’s covered officers.  These other forms of compensation may be paid regardless of whether or not the qualifying performance goals for performance awards described above are achieved in any future year, and whether or not payment of such other forms of compensation would be tax deductible.

Effect of Change of Control

Upon certain changes of control of the Company, the successor corporation may assume outstanding stock awards or substitute equivalent stock awards.  If the successor corporation refuses to do so, such stock awards will become fully vested and exercisable for a period of 15 days after notice from the Company but the option will terminate if not exercised during that period. For this purpose, a “Change of Control” means the occurrence of any of the following:

(i)  the date any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or group, assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to the acquisition;

(ii) the date any person or group within the meaning of the Exchange Act acquires ownership of our stock that, together with stock held by the person or group, constitutes more than 50% of the total fair market value or total voting power entitled to vote in the election of directors or any other change in ownership described in Treas. Reg. Section 1.409A-3(i)(5)(v);

(iii) the date any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or group, ownership of stock possessing 30% or more of the total voting power of the stock of the Company;

(iv) the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our Board before the date of the appointment or election; or

(v) any other change in effective control described in Treas. Reg. Section 1.409A(i)(5)(vi).

Limitations on Transfer

Awards are not transferable other than by will or the laws of descent and distribution unless determined otherwise by the Committee.  Awards may not be pledged or otherwise encumbered.

Amendment and Termination of the 2007 Plan

The Board may, by unanimous approval, amend, suspend or terminate the 2007 Plan in any respect and at any time, subject to stockholder approval, if such approval is required by applicable law or stock exchange rules.  The Committee may waive conditions or amend the term of awards, or otherwise amend or suspend awards already granted subject to certain conditions.

Effective Date of Amendment; Term of the 2007 Plan

The amendment of the 2007 Plan will become effective immediately upon its approval by the Company’s stockholders.  Unless earlier terminated by the Board, the 2007 Plan will terminate on March 11, 2017.

FEDERAL INCOME TAX INFORMATION

The following discussion of the federal income tax consequences of the 2007 Plan is intended to be a summary of the applicable federal law as currently in effect.  Foreign, state and local tax consequences may differ and laws may be amended or interpreted differently during the term of the 2007 Plan or of stock awards granted under the 2007 Plan.  Because the federal income tax rules governing stock awards and related payments are complex and subject to frequent change, participants are advised to consult their individual tax advisors.

Non-statutory Stock Options

The grant of a non-statutory stock option will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares of common stock purchased over the exercise price, and generally, the Company is entitled to a tax deduction for the amount of the income recognized by the participant (subject to Section 162(m) of the Internal Revenue Code). If the participant later sells any of the shares acquired upon exercise of the non-statutory stock option, any gain or loss recognized will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold). Certain additional rules apply if the exercise price is paid in shares previously owned by the participant.

Incentive Stock Options

Incentive stock options granted under the 2007 Plan are intended to be eligible for the favorable federal income tax treatment accorded “incentive stock options” under Section 422 of the Internal Revenue Code.  There generally are no federal income tax consequences to the participant or the Company upon the grant or exercise of an incentive stock option.  However, the excess of the fair market value of the shares of common stock on the date of exercise over the exercise price will result in an adjustment to taxable income for purposes of the alternative minimum tax. If the participant holds stock acquired through exercise of an incentive stock option for at least two (2) years from the date on which the option is granted and at least one (1) year from the date on which the shares are transferred to the participant upon exercise of the option, any gain or loss on a disposition of the shares will be a long-term capital gain or loss.  Generally, if the participant disposes of the stock before the expiration of either of these holding periods (a “disqualifying disposition”), then at the time of disposition the participant will realize taxable ordinary income equal to the lesser of (i) the excess of the stock’s fair market value on the date of exercise over the exercise price, or (ii) the participant’s actual gain, if any, on the disposition. The participant may also have additional gain or loss upon the disqualifying disposition, which will be capital gain or loss (long-term or short-term, depending upon the holding period for the shares). To the extent the participant recognizes ordinary income by reason of a disqualifying disposition, the Company will generally be entitled to a corresponding deduction for the tax year in which the disqualifying disposition occurs.

Stock Appreciation Rights

The grant of a stock appreciation right will not result in the recognition of taxable income by the participant or in a deduction for the Company. Upon exercise, the participant will recognize ordinary income in an amount equal to the then fair market value of the shares of common stock or cash distributed to the participant. The Company is entitled to a tax deduction equal to the amount of such income (subject to Section 162(m) of the Internal Revenue Code). Gain or loss upon a subsequent sale of any shares received by the participant will generally be taxed as capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Other Awards

A participant who is granted restricted stock, restricted stock units, performance awards or other stock-based awards will generally not be taxed at the time of grant of the award unless the participant makes a Section 83(b) election under the Internal Revenue Code to be taxed at the time of grant or exercise, as applicable.  Upon the payment of shares with respect to units or upon the lapse of restrictions on transferability or the lapse of risk of forfeiture with respect to restricted stock, the participant will be taxed at ordinary income tax rates on the then fair market value of the shares.  The Company is required to withhold tax on the amount of income recognized and the Company will generally be allowed a tax deduction on the amount of the income recognized (subject to Section 162(m) of the Internal Revenue Code).  The participant’s tax basis in the shares will be equal to the amount of ordinary income recognized.  Upon subsequent disposition of the shares, the participant will realize capital gain or loss (long-term or short-term, depending upon the holding period for the shares sold).

Section 162(m) — Potential Limit on Company Deduction

Section 162(m) of the Internal Revenue Code limits the deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers of a publicly held corporation to $1 million per fiscal year, with exceptions for certain performance-based compensation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to stock options and stock appreciation rights will qualify as performance-based compensation if the award is granted by a compensation committee comprised solely of “outside directors” and the plan is approved by the stockholders and contains a per-employee limitation on the number of shares for which such awards may be granted during a specified period, and (i) either the exercise price of the award is no less than the fair market value of the stock on the date of grant, or (ii) the award is granted (or exercisable) only upon the achievement (as certified in writing by the compensation committee) prior to vesting or exercisability of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, and the stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Restricted stock, restricted stock units, performance awards, and other stock-based awards qualify as performance-based compensation under the Treasury regulations only if (i) the award is granted by a compensation committee comprised solely of “outside directors,” (ii) the award is granted (or exercisable) only upon the achievement of an objective performance goal established in writing by the compensation committee while the outcome is substantially uncertain, (iii) the compensation committee certifies in writing prior to the granting (or exercisability) of the award that the performance goal has been satisfied and (iv) prior to the granting (or exercisability) of the award, stockholders have approved the material terms of the award (including the class of employees eligible for such award, the business criteria on which the performance goal is based, and the maximum amount, or formula used to calculate the amount, payable upon attainment of the performance goal).

Section 409A — Deferred Compensation

Certain grants made under the 2007 Plan may constitute deferred compensation for purposes of Section 409A of the Code. If the requirements of Section 409A are not satisfied for these awards, the participant may be subject to a 20% additional tax, in addition to ordinary income tax, at the time the award becomes vested, plus interest.

PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to approve, on an advisory basis, the compensation of our named executive officers as described in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward, and retain key employees, including our named executive officers, who are vital to our success. We tie a substantial percentage of an executive’s compensation to the attainment of financial performance measures that our Board believes are important to the business and will enhance stockholder value. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation and equity awards, as well as executives’ employment or change in control agreements, are all designed to attract and retain talented employees and create a close correlation between performance and compensation. Our Compensation Committee and Board believe that the compensation plans of our named executive officers fulfill this objective. We recommend that stockholders read the “Compensation Discussion and Analysis” of this Proxy Statement, which discusses in detail how our compensation policies implement our compensation philosophy and the related compensation tables which set forth the fiscal year 2012 compensation of our named executive officers.

Recommendation

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure, is hereby APPROVED.”

Acknowledging that this say-on-pay vote is advisory and therefore will not be binding on the Company, our Compensation Committee and Board value the opinions of our stockholders. Accordingly, to the extent there is a significant majority vote regarding the compensation of our named executive officers, we expect to take into account the outcome of the vote when considering future executive compensation.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED

IN THIS  PROXY STATEMENT.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE

ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our named executive officer compensation, such as the proposal contained in Proposal 3 above of this Proxy Statement. In particular, we are asking whether the advisory vote on executive compensation should occur every year, every two years or every three years.

After considering this agenda item, our Board has determined that an advisory vote on executive compensation every two years is the most appropriate alternative for Evolving Systems. The Board’s determination was influenced by the fact that the compensation of our named executive officers, while evaluated and approved on an annual basis, has stayed relatively constant over the last five years, with only minor adjustments being made by the Compensation Committee.  As a result, our Board believes that obtaining an advisory vote on executive compensation every two years will provide us with sufficient input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every two years. We understand that our stockholders may have different views as to what is the best approach for Evolving Systems, and we look forward to hearing from our stockholders on this agenda item in this Proxy Statement.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolutions set forth below:

“RESOLVED, that the option of once every year, every two years, or every three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote by stockholders to approve the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure.”

Acknowledging that your vote is advisory and therefore will not be binding on the Company, the Board and the Compensation Committee value the opinions of our stockholders and will consider your vote. Nonetheless, the Board may decide that it is in the best interests of our stockholders and Evolving Systems to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE OPTION OF “EVERY TWO YEARS”
AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN
ADVISORY VOTE ON EXECUTIVE COMPENSATION.

PROPOSAL NO. 5

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013, and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.  Representatives of Friedman LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions from stockholders present at the meeting.

Stockholder ratification of the selection of Friedman LLP as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the selection of Friedman LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee and the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee and the Board in their discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Required Vote and Recommendation of Board of Directors

The ratification of Friedman LLP as Evolving Systems’ independent registered public accounting firm is a routine matter for brokers that hold their clients’ shares in “street name.”  The affirmative vote of a majority of the shares of our common stock, present or represented and voting at the annual meeting, will be required to ratify the appointment of Friedman LLP as our independent registered public accounting firm.  Abstentions will have no effect on the outcome of the vote with respect to this proposal. Because this is a routine proposal on which a broker or other nominee is generally empowered to vote, no broker non-votes will likely result from this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 5,
RATIFICATION OF FRIEDMAN LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2013.

Information Regarding Change In Accountants

Effective April 13, 2012, the independent accountant who was previously engaged as the principal accountant to audit the financial statements of the Company, Grant Thornton LLP, was dismissed. The accountant’s reports on the financial statements for the past two fiscal years neither contained an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Audit Committee of the Board of Directors. During the Company’s two most recent fiscal years and any subsequent interim periods preceding such dismissal, there were no disagreements with Grant Thornton LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton LLP’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Company’s financial statements. In addition, there were no “reportable events,” as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K, that occurred within the Company’s two most recent fiscal years and the subsequent interim period preceding Grant Thornton LLP’s dismissal except for the following matter:

On March 30, 2012, our auditors communicated to management and our Audit Committee an identified material weakness in our internal control over financial reporting which indicated we did not maintain effective controls over the completeness and accuracy of our accounting for income taxes. Accordingly, management concluded that this control deficiency constitutes a material weakness as of June 30, 2011, September 30, 2011 and December 31, 2011. Management also concluded that we did not maintain effective controls over financial reporting as of June 30, 2011, September 30, 2011, and December 31, 2011.

In connection with the Company’s Form 8-K, filed with the SEC on April 19, 2012, the Company provided Grant Thornton LLP with a copy of the foregoing disclosures.  Grant Thornton LLP furnished the Company with a letter addressed to the Securities and Exchange Commission stating that Grant Thornton LLP agreed with the above statements.

Subsequent to our finding, we designed and implemented additional monitoring and oversight controls over the income tax accounting process and improved the control documentation for income taxes to ensure conformity with generally accepted accounting principles through the increased use of third party advisors with expertise in income taxes to assist us with our quarterly income tax provision and increased detail in our tracking, documentation and reconciliation process related to our deferred tax assets.

We determined that the actions and evaluation described above resulted in improvements in our controls that strengthened our internal control over financial reporting and has addressed the related material weakness that we originally identified as of December 31, 2011. The evaluation of internal controls over financial reporting included a review of the documentation of the income tax controls, testing the operating effectiveness of the income tax controls and a conclusion on this evaluation. Based on this evaluation, management concluded that the Company’s internal control over financial reporting, including the income tax controls was effective as of June 30, 2012, September 30, 2012 and December 31, 2012.

Effective April 17, 2012, the accounting firm of Friedman LLP was engaged to serve as the new independent principal accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2012.  During the fiscal years 2010 and 2011, and the subsequent interim period prior to engaging that accountant, neither the Company (nor someone on its behalf) consulted Friedman LLP regarding either:

1.           the application of accounting principles to any specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Friedman LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or

2.           any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

The Company has provided each of Grant Thornton LLP and Friedman LLP with a copy of the foregoing disclosures prior to the filing of this Proxy Statement with the SEC.

Fees Billed by Independent Registered Public Accounting Firm

The following table sets forth information regarding fees for services rendered by Friedman LLP and Grant Thornton LLP related to the fiscal years ended December 31, 2012 and December 31, 2011:

Friedman LLP

Types of Fees	Fees for 2012
Audit Fees		$110,000
Tax Fees	$
Total Fees		$110,000

Grant Thornton LLP:

Types of Fees	Fees for 2011
Audit Fees	$357,562	(1)
Tax Fees	$88,889
Total Fees	$446,451

(1) Includes fees for statutory audits of our UK and Indian subsidiaries.

Audit Fees were for professional services for the audit of the consolidated financial statements and other fees for services that only our independent registered public accounting firm can perform, such as the review of our interim consolidated financial statements included in our Form 10-Q and 10-Q/A filings, consents and assistance with and review of documents filed with the SEC.

Tax Fees were for services related to certain tax compliance of our foreign subsidiaries and transfer pricing for our Indian subsidiary, including the preparation of tax returns, tax planning and advice.

The Audit Committee has considered the nature of all non-audit services and believes that such services are compatible with maintaining the independent registered public accounting firm’s independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

The Audit Committee has established a process for review and approval of fees and services of the independent registered public accounting firm. Requests to the Audit Committee for approval of fees and services for the independent registered public accounting firm are made in writing or via e-mail by our Vice President of Finance & Administration. The request must be specific as to the particular services to be provided, but may be either for specific services or a type of service for predictable or recurring services. The Chairman of the Audit Committee reviews the request and provides a response, in writing or via e-mail, to our Vice President of Finance & Administration, and approved requests are subsequently ratified by the Committee as a whole. All of the services provided by the independent registered public accounting firm in 2012 and 2011 were pre-approved by the Audit Committee.

The Audit Committee, with the ratification of the stockholders, engaged Friedman LLP to perform an annual audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2012.  Our Audit Committee entered into an engagement agreement with Friedman LLP which sets forth the terms by which Friedman LLP performed audit services for the Company.

MANAGEMENT

As of April 30, 2013, the Company’s named executive officers are as follows:

Name	Age	Position
Thaddeus Dupper	56	Chief Executive Officer and President
Daniel J. Moorhead	40	Vice President, Finance & Administration, and Secretary

Thaddeus Dupper.  For biographical information on Mr. Dupper, please see Proposal No. 1, “Election of Directors.”

Daniel J. Moorhead was appointed to serve as Vice President, Finance & Administration on December 1, 2011. Mr. Moorhead served as Corporate Controller for the Company from 2002 to 2005 and re-joined the Company in December 2008 in this same role.  In this position, he was responsible for all accounting functions including SEC filings and Sarbanes-Oxley compliance. From August 2005 to November 2008, he was Chief Financial Officer for High Country Club, a destination club.  Prior to 2002, he was the Assistant Controller at Convergent Communications and Audit Manager at Malouff and Co., P.C.  Mr. Moorhead is a CPA and holds a B.B.A. in Accounting from the University of Northern Colorado.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives and Practices

We designed the compensation program for our named executive officers to:

•                  Attract and retain talented and productive executives;

•                  Provide executives with competitive compensation that maintains a balance between cash and stock compensation, encouraging our executive officers to act as owners with an equity stake in our company;

•                  Align the interests of executive officers with our stockholders by tying a significant portion of total compensation to achievement of the Company’s business goals such as quarterly and annual revenue and Adjusted EBITDA targets, and bookings targets;

•                  Enhance retention by having equity compensation subject to multi-year vesting; and

•                  Not encourage unnecessary and excessive risk taking.

The Compensation Committee evaluates both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of other software companies.

Elements of Executive Compensation

Our compensation for senior executive officers generally consists of the following elements: base salary, performance-based incentive compensation determined primarily by reference to objective financial operating criteria, long-term equity compensation in the form of stock options and restricted stock and employee benefits that are generally available to all our employees, plus additional life and disability insurance benefits for our Chief Executive Officer.

Base Salary

The Company provides named executive officers and other employees with base salary to compensate them for services rendered during the fiscal year.  It is our policy to set base salary levels competitively with corporations in the software industry, taking into account a number of factors, such as annual revenue, the nature of the software businesses, the structure of other companies’ compensation programs and the availability of compensation information. When setting base salary levels, in a manner consistent with the objectives outlined above, the Compensation Committee considers competitive market conditions for executive compensation, our performance, the individual’s breadth of knowledge, performance and levels of responsibility. In determining salaries for 2012, the Compensation Committee did not engage compensation consultants, but relied upon a compensation study which was prepared for the Company by Radford, an independent Aon Hewitt consulting firm, in mid-2010, to assist it in assessing the competitive position of our executive compensation program and making decisions about individual compensation elements. Radford was directly accountable to the Compensation Committee. To maintain the independence of the firm’s advice, Radford did not provide any services for the Company other than those described below. In the 2010 study, Radford assisted the Compensation Committee in selecting a peer group of companies, including software companies, that employ work forces with skill sets and professional backgrounds similar to those of our work force, have a global presence, and are generally comparable in terms of annual revenue and market capitalization.

The following table identifies the companies in the peer group when we conducted our compensation analysis planning in the spring of 2010.

8x8, Inc.	Accelerys, Inc.	ActiveIdentity Corporation	Actuate Corporation	American Software, Inc.	Bitstream, Inc.	Broadvision, Inc.	Callidus Software, Inc.

GSE Systems, Inc.	Guidance Software, Inc.	Mediware Information Systems, Inc.	Mejesco Entertainment Company	PDF Solutions, Inc.	Pervasive Software, Inc.	Phoenix Technologies, Inc.	PROS Holdings, Inc.

Saba Software, Inc.	Scientific Learning Corp.	Soundbite Communications, Inc.	Unica Corporation	Versant Corporation	XATA Corporation	Zix Corporation

In general, the study found that the Company’s overall executive compensation was in the range with its peer group, although results of the study indicated that base salaries and equity compensation of several of the executives were below averages of the peer group of companies.  The Compensation Committee elected not to make changes to the executive compensation plan, including base salary amounts, in light of general economic conditions.  Other than a salary increase and an equity award to Mr. Moorhead on his promotion to Vice President, no quantitative changes were made to executive compensation in 2012.

Quarterly and Annual Performance-Based Incentive Compensation

Our performance-based incentive compensation program is designed to motivate executives to work effectively to achieve our financial performance goals and to reward them when those goals are achieved. Executives have the opportunity to earn quarterly and annual cash compensation equal to a percentage of their base salary. In 2012, on an annual basis, the potential incentive compensation percentages ranged from 40% of the executive’s base salary to 75% (as specifically noted in the “Grants of Plan Based Awards” table on page 27), payable in five increments (four quarterly and one annual) based upon quarterly and annual revenue, Adjusted EBITDA and certain sales bookings targets.  Quarterly incentive compensation payments were equal to 30% of each executive’s incentive compensation total with 70% based on the annual target. Quarterly incentive compensation was capped at 100% of the quarterly target; there was an opportunity to receive more than 100% of the targeted incentive compensation if certain “stretch” Company annual performance targets were attained — specifically, up to 200% for exceeding the annual revenue target by 20%; up to 200% for exceeding the product booking target by 18%; and up to 200% for exceeding the Adjusted EBITDA target by 42%.  These Company performance targets also served as the basis for incentive compensation paid to non-executive officers, and certain managers and non-commissioned employees, to assure that all employees are motivated toward the same corporate financial goals.

Each year the Compensation Committee determines the appropriate performance measurement criteria that it believes best aligns executive compensation with the Company’s business goals for the year.  For fiscal 2012, to focus executive and non-executive employees on certain sales bookings, the Compensation Committee determined that 50% of the incentive compensation should be based upon achieving certain sales bookings targets, 25% tied to revenue, and 25% tied to profitability, using quarterly and annual earnings targets before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transactions — what we refer to as “Adjusted EBITDA.”

For 2012, we achieved the following percentages of the targets established by our Compensation Committee:

First Quarter Revenue:  70%; Adjusted EBITDA: 100%; Sales Bookings 33%

Second Quarter Revenue: 93%; Adjusted EBITDA: 100%; Sales Bookings 25%

Third Quarter Revenue: 100%; Adjusted EBITDA: 100%; Sales Bookings 100%

Fourth Quarter Revenue: 100%; Adjusted EBITDA: 100%; Sales Bookings 0%

Annual Revenue: 110%; Adjusted EBITDA: 200%; Sales Bookings: 40%

2012 Year Achievement:  89%

In general, we set targeted levels of performance at the threshold range at a difficult, but attainable, level, with performance required to qualify for payouts above the target range as being extremely difficult to achieve.  See footnote (3) to our “Summary Compensation Table” for additional information regarding percentage of target levels achieved for 2010 and 2011.

The Compensation Committee’s policy with respect to the adjustment or recovery of compensation in the event of a material change in our financial statements requiring an accounting restatement is to retain discretion over all pay elements and reserve the right to reduce or forego future compensation based on any required restatement or adjustment.  The Compensation Committee intends to review its policies with respect to such adjustment or recovery of compensation on an ongoing basis as part of its annual review.

Long-Term Incentive Compensation — Equity Compensation

Historically, our executive officers have been eligible for stock awards.  We believe that stock awards give executives a significant, long-term interest in our success, help retain key executives in a competitive market, and align executive interests with stockholder interests and long-term performance of the Company.

In 1996 we adopted our Stock Option Plan (“1996 Plan”) in order to provide equity based performance incentives to our employees.  Our 1996 Plan expired in January 2006 and no additional grants can be made under that plan.  In June 2007 our stockholders approved our 2007 Stock Incentive Plan (“2007 Plan”) and in 2010 our stockholders authorized an additional 250,000 shares for issuance under the 2007 Plan, bringing the total amount authorized for issuance under the 2007 Plan to 1,252,209 shares after adjustments resulting from payment of special dividends.  The Compensation Committee believes that having a stock incentive plan assists us in attracting, retaining and motivating officers and other employees, as well as qualified directors. Under our 2007 Plan, we have granted options as well as restricted stock. Grants are designed to align the interests of the participants with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Moreover, the long-term vesting schedule (which is generally four years for employees and one year for non-employee directors, although this may vary at the discretion of the Compensation Committee) encourages a long-term commitment to the Company by our executive officers and other awardees. The size of the equity grant is set at a level that the Compensation Committee deems appropriate in order to create a meaningful opportunity for stock ownership based upon the individual’s current position with the Company, but we also take into account the individual’s potential for future responsibility and promotion over the vesting period, and the individual’s performance in recent periods.  Each year the Compensation Committee reviews the number of shares owned by, or subject to options held by, each executive officer, and additional awards are considered based upon past performance, as well as anticipated future performance, of the executive officer.  The Compensation Committee continues to believe that equity compensation should be an important element of the Company’s compensation package.

Typically, we have awarded options to executives upon joining the Company and thereafter annual grants may be made in conjunction with annual compensation reviews.  On occasion, we also make grants upon the occurrence of an event, such as a promotion or the acquisition of Tertio Telecoms Limited in 2004.  Generally, options are priced at the closing price of the Company’s common stock on the date of each grant, or, in the case of new employees, such later date as the employee joins the Company.  Occasionally, for administrative reasons, options may be approved with a grant date that is a few days later to allow Company personnel to prepare necessary documentation, in particular SEC filings on Forms 4.  Since 2007, we also have granted restricted stock to members of the Board of Directors, executive officers, and a limited number of non-executive officers.

The majority of the options granted to employees vest quarterly at a rate of 25% per year over the first four years of a ten-year option term. Restricted stock awards also vest quarterly over a four-year period or quarterly over a two-year period, as determined by the Compensation Committee. Vesting generally ceases upon termination of employment, and exercise rights generally terminate within three or six months following termination of employment, subject to longer exercise periods in the case of disability or death and certain changes of control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to the option, including voting rights and the right to receive dividends or dividend equivalents, although the Compensation Committee may, in its discretion, elect to pay dividends to option holders. Recipients of restricted stock, on the other hand, have voting rights and the right to receive dividends or dividend equivalents during the vesting period.

We do not have a formal written policy relating to the timing of option grants and we do not limit option grants to any trading windows.  However, there is no relationship between the timing of our equity award grants and our release of material, non-public information. The options are granted with an exercise price equal to the closing price for the Company’s stock on the date of grant. Effective June of 2010, all equity awards require unanimous approval of the Compensation Committee.

We do not require that our executive officers own stock in the Company.

Retirement and Other Benefits

All employees in the United States who are at least twenty-one years of age and who have worked for the Company for a period of thirty (30) days are eligible to participate in the Company’s 401(k) plan. This plan is intended to be a tax-qualified retirement savings plan to which eligible U.S.-based employees, including the named executive officers, are able to contribute an amount equal to their annual compensation or the limits prescribed by the Internal Revenue Service. All employee contributions to the 401(k) plan are fully vested upon contribution.  Beginning in 2012, we adopted a Safe Harbor 401(k) requiring us to contribute 3% of the employee’s compensation for each eligible employee, regardless of whether the employee chooses to participate in the plan. Employer contributions vest over a period of three years.

Stock Purchase Plan

The Company maintains an employee stock purchase plan (the “Purchase Plan”). Generally, any employee, including each named executive officer, who is customarily employed at least 20 hours per week and five (5) months per calendar year by the Company (or by any parent or subsidiary of the Company) on the first day of an offering is eligible to participate. Offerings occur quarterly.  Mr. Dupper, our Chief Executive Officer, is precluded from participating in the Purchase Plan by virtue of his total stock ownership, including outstanding stock options.

No employee may accrue the right to purchase more than 10,000 shares in any offering period or more than $25,000 worth of common stock (determined at the fair market value of the shares at the time such rights are granted) in any calendar year. Employees who own 5% or more of the Company’s common stock may not participate in the Purchase Plan. Rights granted under the Purchase Plan are not transferable and may be exercised only by the employee to whom such rights are granted.

Employees are eligible to participate in the first offering commencing after the date they are employed by the Company or an affiliate of the Company.  Subject to the limitations described above, employees who participate in an offering may have up to 15% of their compensation withheld pursuant to the Purchase Plan and applied at the end of each offering period to the purchase of shares of common stock. The price of common stock purchased under the Purchase Plan is equal to 85% of the lower of the fair market value of the common stock on the commencement date of each offering period or the purchase date. Employees may end their participation in the offering at any time prior to the end of the offering and participation ends automatically upon termination of employment with the Company.

Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an employee stock purchase plan which qualifies under provisions of Section 423 of the Internal Revenue Code. For U.S.-based employees, no income will be taxable to a participant until disposition of the acquired shares, or until the participant’s death while holding the acquired shares, and the amount of taxation will depend upon the holding period of the acquired shares. Employees located outside of the United States may be subject to different tax treatment based upon local tax laws.

Life Insurance and Disability Insurance

The Company provides its Chief Executive Officer, Mr. Dupper, with $300,000 in life insurance coverage over and above what is provided to non-executive employees under Company-sponsored life insurance benefits.  The Company pays the premiums on this policy, but the amount of premiums attributable to coverage greater than $50,000 is taxable to Mr. Dupper.

The Company also makes available to Mr. Dupper additional long-term disability benefits over and above what is provided to non-executive employees.  The regular benefit for U.S.-based employees provides a benefit at the rate of 66-2/3% of an employee’s base pay, with a monthly benefit cap of $5,667.  The additional-long term disability benefit provides the lesser of $6,000 a month or the difference between 66-2/3% of Mr. Dupper’s monthly base salary and the benefit provided under the regular benefit.  This additional benefit is payable until age 65.  Mr. Dupper is responsible for paying the premiums on this policy, but if he elects this benefit, the Company reimburses him for the amount of the premiums and the taxes attributable to those premiums (“tax gross-up”).

Perquisites and Other Personal Benefits

We allow our executive officers to upgrade to business class on certain international flights for business purposes.  Except for these benefits, and as noted above relating to life and disability insurance benefits, we do not provide additional perquisites and other personal benefits to our executive officers.

Indemnification Agreements

We have entered into an indemnification agreement with each of our named executive officers and members of our Board of Directors.  Information regarding those agreements is provided under the heading “Certain Relationships and Related Transactions” on page 36.

Employment and Severance Agreements

Our named executive officers are employed “at-will,” although our Chief Executive Officer has severance provisions in his employment agreement providing for payments to him upon termination of employment, subject to certain limitations.  Information regarding potential payments and benefits under Mr. Dupper’s employment agreement is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 29.

Change of Control Arrangements

The compensation agreement we have entered into with Mr. Dupper, contains change of control benefits and we have entered into a separate change of control agreement with Mr. Moorhead.  In our experience, change of control agreements for executive officers are common among our peer group and our Board of Directors and Compensation Committee believe that providing these agreements to our named executive officers will protect stockholders’ interests in the event of a change of control by enabling executives to consider corporate transactions that are in the best interests of the stockholders and other constituents of the Company without undue concern over whether the transaction may jeopardize the executive’s own employment.  Information regarding potential payments and benefits under such agreements for the named executive officers is provided under the heading “Potential Payments Upon Termination or Change of Control” on page 29.

Limitation on Deduction of Compensation Paid to Certain Executive Officers

Section 162(m) of the Internal Revenue Code (the “Code”) generally limits the Company deduction for federal income tax purposes to no more than $1 million of compensation paid to each of the named executive officers in a taxable year.  Compensation above $1 million may be deducted if it is “performance-based compensation” within the meaning of the Code. The Compensation Committee intends to continue to evaluate the effect of Section 162(m) of the Code in the future to the extent consistent with the best interests of the Company.

Compensation of Chief Executive Officer

In 2012, Mr. Dupper’s base salary was $260,000.  His potential incentive compensation percentage was 75% of his base salary because the Committee believes that a large percentage of the Chief Executive Officer’s compensation should be based upon achievement of the Company’s performance targets.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

THE COMPENSATION COMMITTEE

David J. Nicol, Chairman

David S. Oros

Richard R. Ramlall

COMPENSATION RISK ASSESSMENT

The Compensation Committee has discussed the concept of risk as it relates to our compensation programs and the Committee does not believe our compensation programs encourage excessive or inappropriate risk taking.  We structure our pay to consist of fixed and variable compensation and the variable portions (cash and equity) are designed to reward both short- and long-term corporate performance.  Our employees are encouraged to take a balanced approach that focuses on revenue, profitability and our new products and our targets are applicable to our executives and employees alike, thus encouraging consistent behavior across the organization.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Messrs. Nicol, Oros and Ramlall served as members of the Compensation Committee of the Board of Directors during fiscal 2012.  None of the members of the Compensation Committee were, at any time during fiscal 2012, nor at any other time, officers or employees of the Company.  No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

2012 SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by each of the named executive officers for the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010.

					(f)
(a) Name and Principal Position	(b) Year	(c) Salary ($)	(d) Stock Awards ($) (1)	(e) Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	(g) All Other Compensation ($) (4)	(h) Total ($)

Thaddeus Dupper	2012	$260,000	$—	$—	$174,037	$13,174	$447,211
President and Chief	2011	$260,000	$—	$—	$58,305	$13,024	$331,329
Executive Officer	2010	$260,000	$61,600	$215,950	$92,625	$12,244	$642,419

Daniel J. Moorhead	2012	$175,000	$—	$5,023	$62,475	$16,989	$259,487
Vice President, Finance &	2011	$146,173	$—	$—	$11,086	$4,642	$161,901
Administration, and Secretary
(Principal Financial Officer)

(1)  The amounts in column (d) reflect the grant date fair value of restricted stock awards granted under the Company’s 2007 Stock Incentive Plan during fiscal year noted, computed in accordance with FASB ASC Topic 718. For further information on these awards, see the Grants of Plan-Based Awards table on page 27 of this proxy statement and Note 8, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2012, filed with the SEC on March 12, 2013.

(2)  The amounts in column (e) reflect the grant date fair value of stock options granted in the associated fiscal year granted pursuant to the Company’s 2007 Stock Incentive Plan, computed in accordance with FASB ASC Topic 718.  For further information on these awards, see Note 8, “Share Based Compensation” of our consolidated financial statements included in Form 10-K for the year ended December 31, 2012, filed with the SEC on March 12, 2013.

(3)  The amounts shown in column (f) represent incentive compensation earned for 2012, 2011 and 2010, some of which was paid in the subsequent calendar year.  The Company achieved incentive compensation targets established by the Compensation Committee as follows:  In 2012:  first quarter: 59%; second quarter:  61%; third quarter: 100%; fourth quarter 50%; annual 98%; and full year 89%. In 2011:  first quarter: 70%; second quarter: 0%; third quarter: 40%; fourth quarter: 20%; annual 29%; and full year: 30%.  In 2010:  first quarter: 86%; second quarter: 78%; third quarter: 42%, fourth quarter: 0%; annual 37%; full year: 48%.

(4)  Column (g) reflects amounts paid for each named executive officer as follows.  Excluded from these amounts are premiums paid by the Company for group life and medical insurance also available to non-executive employees:

Named Executive Officer		Retirement Plan Matching Contributions	Life Insurance Premiums	Disability Insurance Premiums	Unused Paid Time Off	Tax Gross-Ups on Disability Premium

Thaddeus Dupper	2012	$7,500	$407	$3,424	$—	$1,843
	2011	$7,350	$407	$3,424	$—	$1,843
	2010	$6,900	$407	$2,637	$—	$1,843

Daniel J. Moorhead	2012	$6,080	$—	$—	$10,909	$—
	2011	$4,642	$—	$—	$—	$—

2012 GRANTS OF PLAN-BASED AWARDS

						(g)
		Estimated future payouts under non-equity incentive plan awards			(f) All other stock awards; Number of	All other option awards: number of securities		(h) Exercise price of	(i) Grant date fair value of stock and
(a) Name	(b) Grant Date	(c) Threshold ($)	(d) Target ($) (1)	(e) Maximum ($)	shares of stock (#) (2)	underlying options (#)		option awards ($/share)	option awards ($)

Thaddeus Dupper (3)	1/1/2012	$1.00	$195,000	$390,000	—	—		—	—

Daniel J. Moorhead (4)	1/6/2012	$1.00	$70,000	$140,000	—	2,590	(5)	$4.42	$5,023

(1)         Columns (c), (d) and (e) reflect the amounts that would have been earned by the named executive officers had we achieved our 2012 performance objectives established by the Compensation Committee (see “Compensation Discussion and Analysis”

discussion on page 22).  Target amounts shown in column (d) would have been earned if we achieved 100% of our quarterly targets; 110% of our annual revenue target; 110% of our annual bookings target and 128% of our annual Adjusted EBITDA target. The maximum amount would have been earned if we achieved 100% of our quarterly targets; 120% of our annual revenue target; 118% of our booking target and 142% of our annual Adjusted EBITDA target.

(2)         The amounts in column (i) reflect the grant date fair value of restricted stock awards and stock options granted under the Company’s 2007 Stock Incentive Plan during fiscal year 2012, computed in accordance with FASB ASC Topic 718.

(3)         Mr. Dupper’s 2012 compensation plan provided for target incentive pay equal to 75% of his base salary.

(4)         Mr. Moorhead’s compensation plan provided for target incentive pay equal to 40% of his base salary.

(5)         Mr. Moorhead received stock options to purchase 2,000 shares of our common stock at the closing price for the Company’s stock on the grant date ($5.73 per share); the number of shares and the exercise price were adjusted as a result of a special dividend paid by the Company on May 29, 2012.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2012

	Option Awards (1)				Stock Awards (2)
(a) Name	(b) Number of Securities Underlying Unexercised Options (#) Exercisable (3)	(c) Number of Securities Underlying Unexercised Options (#) Unexercisable	(d) Option Exercise Price ($/share) (3)	(e) Option Expiration Date	(f) Number of shares of stock that have not vested (#)	(g) Market value of shares of stock that have not vested ($)(4)

Thaddeus Dupper					2,500	$14,900
	59,164	15,033	$3.72	1/6/2020
	9,267	—	$2.86	1/6/2020
	40,456	—	$0.01	12/22/2018
	74,273	—	$1.34	12/17/2017
	11,555	—	$2.80	12/17/2017
	61,978	—	$2.59	12/27/2015
	12,500	—	$1.00	12/27/2015
	19,999	—	$5.98	11/1/2014
	10,937	—	$5.58	5/5/2014
	2,534	—	$5.36	5/5/2014
	44,318	—	$14.30	2/22/2014
	9,418	—	$10.62	2/22/2014

Daniel J. Moorhead (5)	486	2,104	$4.42	1/5/2022
	1,243	1,037	$3.72	1/6/2020
	7,245	—	$1.00	11/30/2018

(1)         Options were granted ten years prior to the option expiration date.  Options other than those with an exercise price equal to or greater than $5.98 per share, or as otherwise noted in a separate footnote below, vest at a rate of 25% per year over the first four years of the ten-year option term, and will be fully vested four years after the date of grant.  On December 12, 2005, the Board of Directors accelerated the vesting of all unvested and “out-of-the-money” stock options that had an exercise price equal to or greater than $5.98 per share.  The acceleration of vesting allowed the Company to avoid recognizing future compensation expense associated with the accelerated options upon the January 1, 2006 adoption of FAS 123R.

(2)         Stock awards for the executive officers listed above vest in quarterly increments over a four-year vesting period.  The grant shown was made in January 2010.

(3)         Pursuant to the 2007 Stock Incentive Plan, the number of securities underlying unexercised options and option exercise prices were adjusted on January 3, 2012 and May 29, 2012 as a result of special dividends paid.

(4)         Market value was calculated by multiplying the number of shares shown in the table by $5.96, which was the closing price per share on December 31, 2012, the last day of our fiscal year.

(5)         As of December 31, 2012, Mr.  Moorhead had not received any restricted stock awards.

2012 OPTION EXERCISES AND STOCK VESTED

The table below reflects options exercised by the named executive officers and vesting of restricted stock awards during fiscal year 2012.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($) (1)	Number of shares acquired on vesting (#)	Value realized on vesting ($) (2)

Thaddeus Dupper	—	$—	5,000	$31,600

Daniel J. Moorhead (3)	—	$—	—	$—

(1)         Represents the dollar amount realized upon exercise determined by the difference between the market price of the underlying securities at exercise and the exercise price of the options with respect to options which are exercised and held.  With respect to options exercised and sold on the same day (same-day sale), the amount in this column represents the difference between the sales price and the exercise price of the options.

(2)         Represents the aggregate dollar amount realized by the named executive officer upon vesting of restricted stock, computed by multiplying the number of shares of stock by the market value of the underlying shares on the vesting dates.

(3)         As of December 31, 2012, Mr.  Moorhead had not received any restricted stock awards.

PENSION BENEFITS

The Company does not maintain any defined benefit retirement plans.  In the United States, the Company maintains a 401(k) plan; in the United Kingdom, the Company maintains a defined contribution pension benefit plan.

COMPENSATION AGREEMENTS

General Overview

Our compensation arrangement with our executive officers provides for base salary and incentive compensation.  In 2012, potential incentive compensation ranged from 40% to 75% of the executive’s base salary, and was to be paid only if we attained targets established by our Compensation Committee for quarterly and annual revenue, and Adjusted EBITDA, as well as an annual booking target for certain of our products. There was a potential to earn in excess of 100% of the incentive amount associated with the annual targets if we exceeded annual targets.  See the “Grants of Plan Based Awards Table” on page 27 for more information about the “stretch” amounts, as well as the “Executive Compensation, Quarterly and Annual Performance-Based Incentive Compensation” table on page 23 for percentages achieved in 2012.

Mr. Dupper has an employment agreement which generally provides that in the event the Company terminates his employment, other than for cause, death or disability, he will be paid severance pay.  The amount of his severance is described below under the heading “Potential Payments Upon Termination or Change of Control.”  In exchange for severance, Mr. Dupper is required to execute a full release of all employment claims with the Company and agree not to compete with us nor to solicit our employees for the period of time during which severance is paid.  The employment agreement does not change the “at-will” nature of Mr. Dupper’s employment with the Company.  Mr. Moorhead does not have an employment agreement.  Either the Company or the executive officer may terminate employment at any time.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The tables below reflect the potential amount of compensation for each of the named executive officers in the event of termination of such executive’s employment.  The amount of compensation payable to each named executive officer upon voluntary termination, involuntary not-for-cause termination, retirement, disability or death, and termination following a change of control of the executive is shown below.  The amounts shown assume that such termination was effective as of December 31, 2012, and thus include amounts earned through such time and are estimates of the amounts which would be paid to the executives upon their termination. The actual payments to them may be more or less than the amounts described below.  In addition, the Company may enter into new arrangements or modify these arrangements from time to time.

Payments Made Upon Termination

Regardless of the manner in which a named executive officer’s employment terminates, the executive is entitled to receive amounts earned during his or her term of employment.  Such amounts include:

•                  non-equity incentive compensation earned through the date of separation.  Quarterly and annual incentive compensation payments will be pro-rated to the date of separation.

•                  vested stock options, which must be exercised within three (3) months, or for options granted on or after December 10, 2009, six (6) months of the date of separation, except in the case of disability (12 months), death (18 months) or, in the case of  a change of control of the company (see discussion below);

•                  stock vested on the date of separation pursuant to restricted stock awards; and

•                  salary and unused paid time off through the date of separation.

Involuntary Not-for-Cause Termination

If Mr. Dupper’s employment is terminated for reasons other than cause, or Mr. Dupper resigns for “Good Reason,” he will be entitled to 12 months of base pay and incentive compensation at 100% achievement. “Good Reason” is specifically defined in the employment agreement, but generally is a material diminution in title, status, authority, duties or responsibilities; a requirement to relocate more than 35 miles away from the Company’s current location; a reduction in compensation of 5% or more; or a failure by the Company to pay compensation when due.

Voluntary Termination or Retirement

Except for amounts described under “Payments Made Upon Termination,” the Company does not have an agreement or practice to pay a named executive officer on voluntary termination or retirement.

Disability or Death

In the event of the death or disability of a named executive officer, the officer will receive benefits under the Company’s disability benefits or payments under the Company’s life insurance benefits, as appropriate.

Payments Made upon a Change of Control

The Company has entered into an Employment Agreement with Mr. Dupper which contains change of control provisions. In addition, the Company has entered into a Change of Control Agreement with Mr. Moorhead. Under both of these agreements, upon a “Qualified Termination” (described below),

•                  Mr. Dupper  will receive:

•                  a payment equal to 18 months of his base salary, payable in equal increments over an equal period (the “Severance Period”) (or such shorter period as required for compliance with Section 409A of the U.S. Internal Revenue Code), in the Company’s normal payroll cycles;

•                  an amount equal to 1.5 times Mr. Dupper’s incentive compensation, assuming achievement at 100% of the performance goals, payable in equal installments over the Severance Period;

•                  continuation of benefits under the Company’s health insurance plan as provided by law, as well as the Company’s life and disability plans, with the Company contributing an extra six (6) months of said premiums during the Severance Period;

•                  tax advice services in an amount not to exceed $7,500; and

•                  all stock options and restricted stock held by the executive will automatically vest and become exercisable.

•                  Mr. Moorhead will receive:

•                  a payment equal to 12 months of his base salary, payable in equal increments over an equal period (the “Severance Period”) (or such shorter period as required for compliance with Section 409A of the U.S. Internal Revenue Code), in the Company’s normal payroll cycles;

•                  an amount equal to 1.0 times Mr. Moorhead’s incentive compensation, assuming achievement at 100% of the performance goals, payable in equal installments over the Severance Period;

•                  continuation of benefits under the Company’s health insurance plan as provided by law, with the Company continuing its contributions to the premiums during the Severance Period; and

•                  all stock options and restricted stock held by the executive will automatically vest and become exercisable.

A Qualified Termination will occur upon any of the following:

•                  termination of the named executive officer’s employment by us, without cause, within 180 days before or 365 days after a Change of Control; or

•                  resignation by the named executive officer for “Good Reason” during the same period.

In general, the Change of Control provision is a “double trigger,” meaning that payments are made only if the named executive officer suffers a covered termination of employment as described above.  Neither Mr. Dupper nor Mr. Moorhead will receive payment solely upon the occurrence of a Change of Control, except that 50% of their equity awards (options and restricted stock) will automatically vest upon a Change of Control even if their employment is not terminated.

A Change of Control will occur upon:

•                  the date any person or group acquires ownership of stock of the Company that, together with stock held by the person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, the liquidation or dissolution of the Company or the sale of all of substantially all (greater than 75%) of the fair market value of the assets of the Company;

•                  the acquisition by any person, entity or group, within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of beneficial ownership within the meaning of Rule 13-d of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company’s common stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; or any one person, or more than one person acting as a group, acquires  or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons, ownership of stock of the Company possessing 50% or more of the total voting power of the Company’s stock;

•                  the date the individuals who constituted a majority of the Board as of May 19, 2011 (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board provided that any individual who becomes a member of the Board following such date who was approved by a majority of the Incumbent Board shall be considered a member of the Incumbent Board.

In exchange for severance, Mr. Dupper and Mr. Moorhead will be required to execute a full release of employment claims with the Company and agree not to compete with the Company nor to solicit our employees for the Severance Period or a portion thereof.

Thaddeus Dupper

The following table shows the potential payments upon termination or a change of control of the Company for Thaddeus Dupper, our President and Chief Executive Officer.

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination

Cash Compensation
• Base Salary	$260,000	$0	$390,000
• Incentive Compensation	$195,000	$0	$292,500

Equity Compensation
• Stock Options (1)
• Unvested and accelerated	$0	$16,837	$33,674
• Restricted Stock (2)
• Unvested and accelerated	$0	$7,450	$14,900

Benefits and Perquisites
• Health and Welfare Benefits	$16,668	$0	$25,002
• Life & Disability Insurance Premiums	$0	$0	$5,747
• Accrued Paid Time Off	$32,000	$0	$32,000
• Tax services	$0	$0	$7,500
Total	$503,668	$24,287	$801,323

(1) The payments relating to stock options represent the value as of December 31, 2012, calculated by multiplying the number of unvested options by the difference between the exercise price and the closing price of our common stock on December 31, 2012 ($5.96).

(2) The payments relating to restricted stock are calculated by multiplying the number of unvested shares by the closing price of our common stock on December 31, 2012 ($5.96).

Daniel J. Moorhead

The following table shows the potential payments upon termination or a change of control of the Company for Daniel J. Moorhead.

Executive Benefits and Payments Upon Separation	Involuntary Not-for-Cause Termination (other than Following Change of Control)	Change of Control Without Qualified Termination	Change of Control With Qualified Termination

Cash Compensation
• Base Salary	$0	$0	$175,000
• Incentive Compensation	$0	$0	$70,000

Equity Compensation
• Stock Options (1)
• Unvested and accelerated	$0	$7,912	$15,824

Benefits and Perquisites
• Health and Welfare Benefits	$0	$0	$16,668
• Accrued Paid Time Off	$0	$0	$8,413

Total	$0	$7,912	$285,905

(1) The payments relating to stock options represent the value as of December 31, 2012, calculated by multiplying the number of unvested options by the difference between the exercise price and the closing price of our common stock on December 31, 2012 ($5.96).

TABLE OF EQUITY COMPENSATION PLANS

The following table contains summary information as of December 31, 2012 concerning the Company’s Employee Stock Purchase Plan, 1996 Stock Option Plan and 2007 Amended and Restated Stock Incentive Plan.  All of the Plans were approved by the stockholders.  See “Security Ownership of Certain Beneficial Owners and Management.”

Equity Compensation Plans Approved by Security Holders	Number of shares to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plan
1996 Stock Option Plan	299,158		$8.15	0	(1)
2007 Stock Incentive Plan	332,376	(2)	$2.57	130,325	(3)
Employee Stock Purchase Plan	—		—	71,585

(1)         Our 1996 Stock Option Plan expired on January 18, 2006. As a result, no additional equity awards can be made under this plan.

(2)         There are also 17,375 shares issuable upon vesting of outstanding restricted stock awards granted under the 2007 Stock Incentive Plan.

(3)         As of April 22, 2013, the record date, there were 82,616 shares remaining available for future issuance under the 2007 Stock Incentive Plan.

INFORMATION REGARDING BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
DIRECTORS, AND MANAGEMENT

The following table sets forth certain information regarding the ownership of the Company’s common stock as of March 31, 2013 by:  (i) each director and nominee for director; (ii) each executive officer as of March 31, 2013 named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than five percent (5%) of its common stock.

This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”). Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on shares outstanding on March 31, 2013, adjusted as required by rules promulgated by the SEC.

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares	Percentage Ownership

David J. Nicol (2) 9871 West 83rd Street Overland Park, KS 66204	72,484	*

David S. Oros (3) 621 E. Pratt Street, Suite 601 Baltimore, MD 21202	167,245	1.5%

Richard R. Ramlall (4) 20391 Old Grey Place Ashburn, VA 20147	44,825	*

John B. Spirtos (5) 9712 Sorrel Avenue Potomac, MD 20854	34,825	*

Thaddeus Dupper (6) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	576,274	5.0%

	Shares of Common Stock Beneficially Owned (1)
Name and Address of Beneficial Owner	Number of Shares	Percentage Ownership

Daniel J. Moorhead (7) c/o Evolving Systems, Inc. 9777 Pyramid Ct., Suite 100 Englewood, CO 80112	10,869	*

All executive officers and directors as a group (6 persons) (8)	906,522	7.9%

Rutabaga Capital Management (9) 64 Broad Street, 3rd Floor Boston, MA 02109	878,669	7.7%

Argent Capital Management (10) 100 S. Brentwood Blvd., Suite 110 St Louis, MO 63105	1,131,122	9.9%

Lloyd I. Miller, III (11) 222 Lakeview Avenue, Suite 160-365 West Palm Beach, FL 33401	673,299	5.9%

Karen Singer, Trustee of the Singer Children’s Management Trust (12) 212 Vaccaro Drive Cresskill, NJ 07626	2,469,694	21.6%

*                 Less than one percent (1.0%).

(1)             Percentage of common stock beneficially owned is based on 11,415,954 shares of common stock outstanding on March 31, 2013.

(2)             Includes 33,825 shares subject to stock options exercisable within 60 days of March 31, 2013 and 3,500 shares of restricted stock, of which 875 shares will vest within 60 days of March 31, 2013.  Also includes approximately 5,000 shares purchased on the open market.  Mr. Nicol holds his shares in a brokerage account which permits borrowing on margin.

(3)             Includes 2,800 shares subject to stock options exercisable within 60 days of March 31, 2013 and 3,500 shares of restricted stock, of which 875 shares will vest within 60 days of March 31, 2013.  Also includes approximately 146,000 shares purchased on the open market.

(4)             Includes 10,325 shares subject to stock options exercisable within 60 days of March 31, 2013 and 3,500 shares of restricted stock, of which 875 shares will vest within 60 days of March 31, 2013.

(5)             Includes 28,825 shares subject to stock options exercisable within 60 days of March 31, 2013 and 3,500 shares of restricted stock, of which 875 shares will vest within 60 days of March 31, 2013.

(6)             Includes 362,412 shares subject to stock options exercisable within 60 days of March 31, 2013 and 10,625 shares of restricted stock, of which 1,875 shares will vest within 60 days of March 31, 2013.  Also includes approximately 100,000 shares purchased on the open market.

(7)             Includes 9,869 shares subject to stock options exercisable within 60 days of March 31, 2013 and 1,000 shares of restricted stock, of which 125 shares will vest within 60 days of March 31, 2013.

(8)             Includes 448,056 shares subject to stock options exercisable within 60 days of March 31, 2013 and 25,625 shares of restricted stock, of which 5,500 shares will vest within 60 days of March 31, 2013.

(9)             Based solely upon the Schedule 13G information filed with the SEC by Rutabaga Capital Management on February 15, 2013, with sole voting power as to 766,069 shares; shared voting power as to 112,600 shares; and sole dispositive power as to 878,669 shares.

(10)              Based solely upon the Schedule 13F information filed with the SEC by Argent Capital Management on February 14, 2013.

(11)              Based solely upon the Schedule 13G/A information filed with the SEC by Lloyd I. Miller, III on February 12, 2013.  The reporting person has sole voting and dispositive power with respect to 256,458 of the reported securities as (i) the manager of a limited liability company that is the adviser to certain family trusts, (ii) the trustee to a certain grantor retained annuity trust, (iii) a manager of a limited liability company that is the general partner of a certain limited partnership, and (iv) an individual. The reporting person has shared voting and dispositive power with respect to 416,841 of the reported securities as a co-member and co-manager of a limited liability company.

(12)              Based solely upon the Schedule 13D/A information filed with the SEC by Karen Singer on June 12, 2012 and subsequently filed Schedules 13D/A and Forms 4 through March 31, 2013.  The reporting person disclaims beneficial ownership of these securities, except to the extent of her pecuniary interest therein.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2012, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee

The Audit Committee of the Board of Directors (the “Audit Committee”) is comprised of three (3) directors appointed by the Board of Directors.  Each of the committee members, Messrs. Nicol, Oros and Spirtos, satisfies the independence and financial management expertise requirements of NASDAQ’s Audit Committee Policy and Mr. Nicol has been designated by the Board as the Audit Committee’s “financial expert.” For a description of Mr. Nicol’s relevant experience, please see his biographical information contained in Proposal 1 of this proxy statement.

On May 25, 2000, the Board of Directors adopted a charter for the Audit Committee (the “Charter”).  An Amended and Restated Charter was adopted by the Board of Directors on March 4, 2004. A copy of the Amended and Restated Charter can be found on our website, www.evolving.com, under “Investors — Corporate Governance.”

Management is responsible for the preparation, presentation, and integrity of our financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee’s primary responsibilities are to:

(1)                     hold meetings periodically with the independent registered public accounting firm, the Board and management to review and monitor the adequacy and effectiveness of reporting, internal controls, risk assessment and compliance with Company policies;

(2)                     establish policies and procedures for appointing, reviewing and overseeing the performance and independence of the independent registered public accounting firm;

(3)                     review with the independent registered public accounting firm and financial management of the Company and approve the plan and scope of audit and permissible audit related work;

(4)                     review financial press releases with management;

(5)                     review consolidated financial statements and disclosures;

(6)                     pre-approve all audit and permitted non-audit services; and

(7)                     develop procedures for receiving, on an anonymous basis, and responding to concerns about our accounting and auditing practices.

Review of Fiscal Year 2012 Consolidated Financial Statements

In connection with its review of our Fiscal Year 2012 Consolidated Financial Statements, the Audit Committee has:

(1)                     reviewed and discussed the audited consolidated financial statements with management;

(2)                     discussed with Friedman LLP, our independent registered public accounting firm, the matters required to be discussed by SAS 61 (as amended by SAS 89) and SAS 90; and

(3)                     received from Friedman LLP the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board and discussed with Friedman LLP their independence.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements for fiscal year ended December 31, 2012 be included in the Company’s 2012 Annual Report on Form 10-K.

BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

David J. Nicol, Chairman

David S. Oros

John B. Spirtos

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Change of Control Provisions with our Named Executive Officers

We have entered into an Employment Agreement with Mr. Dupper which contains a Change of Control provision. We have also entered into a Change of Control Agreement with Mr.  Moorhead. These agreements were approved by our Compensation Committee and are described above in the section entitled “Potential Payments Upon Termination or Change of Control.”

Indemnification Agreements

We have entered into indemnification agreements (the “Indemnification Agreements”) with each of our directors and named executive officers.  Subject to the provisions of the Indemnification Agreements, we will indemnify and advance expenses to such directors and executives in connection with their involvement in any event or occurrence which arises in their capacity as, or as a result of, their position with the Company.

Our Indemnification Agreements are provided as part of the compensation arrangements with our executives, which are subject to approval of the Compensation Committee. Indemnification for directors was approved by the Board of Directors and is part of the standard arrangement for all Company directors.

Consulting Agreement with Former Executive Officer

We have entered into a consulting agreement with a former executive officer, Anita Moseley, to provide hourly consulting services to us on an as-needed basis, at the rate of $125 an hour. The consulting agreement is considered “continuous service” under our Equity Compensation Plans and as such, Ms. Moseley’s unvested stock options and restricted stock awards continue to vest during the term of the consulting agreement. The consulting agreement is terminable by us or Ms. Moseley at any time.

We believe that the terms of the consulting agreement described above were no less favorable to the Company than would have been obtained from unaffiliated third parties. Any future transactions between us and any of our officers, directors or principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the Board of Directors.

Purchase of Primus Telecommunications Group, Inc. Notes

During the year ended December 31, 2011, we purchased $16.9 million of Primus Telecommunications Group, Inc. (“PTGI”) senior secured notes, net of purchase discounts, on the open market through a registered broker dealer. The Singer Family Trust, our largest shareholder, owns approximately 22% of our outstanding common shares and approximately 14% of the outstanding shares of PTGI.  Richard Ramlall, Senior Vice President of Corporate Development and Chief Communications Officer of PTGI, serves on our Board of Directors but is not on our Investment Committee of the Board and as such is not involved in any of our investment decisions. Nor is Mr. Ramlall involved with any oversight of the financial operations of PTGI.

The senior notes had a maturity date of April 15, 2017 and earned interest at a rate of 10% per year.

During April 2012, we sold all of our PTGI senior secured notes for approximately $17.8 million resulting in a gain of approximately $0.9 million, which was recorded in the second quarter of 2012.

We believe that the terms of the note purchase transactions described above were no less favorable to the Company than would have been obtained from unaffiliated third parties. Any future transactions between us and any of our officers, directors or principal stockholders will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties and will be approved by a majority of the independent and disinterested members of the Board of Directors.

FORWARD LOOKING STATEMENTS

We caution you that certain information in this proxy statement may contain, in addition to historical information, “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon management’s beliefs, as well as on assumptions made by management. These forward-looking statements involve known and unknown risks, uncertainties and other factors that cause our actual results, performance or achievements to be materially different from what we say or imply with such forward-looking statements. When we use the words “may,” “will,” “expects,” “intends,” “estimates,” “anticipates,” “believes,” “plans,” “seeks” or “continues,” or similar expressions, we intend to identify forward-looking statements. You should be aware that the telecommunications industry is changing rapidly, and, therefore, the forward-looking statements and statements of expectations, plans and intent are subject to a greater degree of risk than similar statements regarding certain other industries.

Although we believe that our expectations with respect to the forward-looking statements are based upon reasonable assumptions, we cannot assure you that our actual results, performance or achievements will meet these expectations. Other than as may be required by applicable law, we undertake no obligation to release publicly the results of any revisions to these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION ABOUT EVOLVING SYSTEMS

As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our annual reports on Form 10-K, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K, proxy statements and other information with the SEC.  The public may read and copy any materials filed with the SEC at their Public Reference Room at 100 F Street NE, Washington, DC 20549.  Please call the SEC at (800) SEC-0330 for further information on the Public Reference Room.  As an electronic filer, our public filings are maintained on the SEC’s Internet site that contains reports, proxy information statements, and other information regarding issuers that file electronically with the SEC.  The address of that website is http://www.sec.gov.  In addition, our annual report on Form 10-K, quarterly reports on Form 10-Q and 10-Q/A, current reports on Form 8-K and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, may be accessed free of charge through our website, as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC.  Also, our Code of Business Conduct and Corporate Governance Guidelines, as well as the Charters for our Audit, Compensation, Nominating and Governance, and Investment Committees, are available on our website and amendments to, or waivers of, the Code of Business Conduct will be disclosed on our website.  The address of our website is www.evolving.com; however, the information found on our website is not part of this proxy statement.

Our common stock is traded on the NASDAQ Capital Market under the symbol EVOL.

This proxy statement has been preceded or accompanied by the Annual Report for the fiscal year ended December 31, 2012. Stockholders are referred to such report for financial and other information about the activities of the Company.

Our transfer agent is American Stock Transfer & Trust Company LLC. Their address is 59 Maiden Lane, Plaza Level, New York, NY 10038.

You may request copies of documents we have filed with the SEC, as well as copies of documents that appear on our website, from us, without charge, upon written or oral request to:

Evolving Systems, Inc.

9777 Pyramid Ct., Suite 100

Englewood, CO 80112

Attn:  Daniel J. Moorhead, Secretary

1-800-649-6562

STOCKHOLDER PROPOSALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

If any stockholder intends to present a proposal to be considered for inclusion in the Company’s proxy materials in connection with the 2013 Annual Meeting of Stockholders, the proposal must be in proper form (per SEC Regulation 14A, Rule 14a-8 — Stockholder Proposals) and received by the Secretary of the Company on or before January 3, 2014. A stockholder proposal or nomination for director for consideration at the 2014 annual meeting but not included in the proxy statement and proxy must be received by the Secretary of Evolving Systems no earlier than March 21, 2013 and no later than April 20, 2013.  The submission of a stockholder proposal does not guarantee that it will be presented at the annual meeting. Stockholders interested in submitting a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable federal securities laws and Evolving Systems’ bylaws, as applicable.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Daniel J. Moorhead
Secretary

EVOLVING SYSTEMS, INC.
AMENDED AND RESTATED

2007 STOCK INCENTIVE PLAN

Adopted by the Board of Directors on March 12, 2007

Amended by the Board of Directors on March 2, 2010

Approved by the Stockholders on June 16, 2010

1.                                      GENERAL

(a)                                 Purpose.  The primary purposes of the Evolving Systems, Inc. 2007 Stock Incentive Plan are to attract, retain and motivate employees, directors and consultants, to compensate them for their contributions to the growth and profits of the Company and its Affiliates and to encourage them to own Common Stock.

(b)                                 Types of Awards.  The Plan permits the award of (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii)  Stock Appreciation Rights, (iv) Restricted Stock, (v) Restricted Stock Units, (vi) Performance Awards, and (vii) Other Stock-Based Awards.

2.                                      DEFINITIONS

Except as otherwise provided in an applicable Award Agreement, the following capitalized terms shall have the meanings indicated below for purposes of the Plan and any Award:

(a)                                 “Affiliate” means a parent or subsidiary of the Company, with “parent” meaning an entity that controls the Company directly or indirectly, through one or more intermediaries, and “subsidiary” meaning an entity that is controlled by the Company directly or indirectly, through one or more intermediaries.  Solely with respect to the grant of an Incentive Stock Option, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)                                 “Award” means any award of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, or Other Stock-Based Award.

(c)                                  “Award Agreement” means the written or electronic document setting forth the terms and conditions of an Award.  The Award Agreement is subject to the terms and conditions of the Plan.

(d)                                 “Board” means the Board of Directors of Evolving Systems, Inc.

(e)                                  “Change of Control” means the occurrence of any of the following events:

(i)  the date any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or group, assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all assets of the Company immediately prior to the acquisition;

(ii) the date any person or group within the meaning of the Exchange Act acquires ownership of our stock that, together with stock held by the person or group, constitutes more than 50% of the total fair market value or total voting power entitled to vote in the election of directors or any other change in ownership described in Treas. Reg. Section 1.409A-3(i)(5)(v);

(iii) the date any person or group acquires, or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or group, ownership of stock possessing 30% or more of the total voting power of the stock of the Company;

(iv) the date a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our Board before the date of the appointment or election; or

(v) any other change in effective control described in Treas. Reg. Section 1.409A(i)(5)(vi).

(f)                                   “Code” means the Internal Revenue Code of 1986, as amended, and the applicable rulings, regulations and guidance thereunder.

(g)                                  “Committee” means the Compensation Committee of the Board which shall consist of three (3) members of the Board, and, so long as the Singer Children’s Management Trust (the “Trust”) is the beneficial owner of no less than twenty percent (20%) of the Company’s issued and outstanding Common Stock, shall further consist of at least two (2) members of the Board that have been nominated by the Trust.

(h)                                 “Common Stock” means a share of Evolving Systems, Inc., common stock, $0.001 par value per share.

(i)                                     “Company” means Evolving Systems, Inc., a Delaware corporation.

(j)                                    “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services.

(k)                                 “Continuous Service” means continuous service as an Employee, Director or Consultant to the Company or an Affiliate.  Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties with the Company

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or any Affiliate shall not result in interrupted or terminated service, so long as such Participant continues service as an Employee, Director or Consultant.  Whether a termination or interruption in service shall have occurred for purposes of the Plan shall be determined by the Committee (or its designee), which determination shall be final, binding and conclusive.

(l)                                     “Covered Employee” means the chief executive officer and other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code and other employees who may become subject to such reporting.

(m)                             “Director” means a member of the Board.

(n)                                 “Dividend Equivalents” means any right granted under Section 11 of the Plan.

(o)                                 “Employee” means any person employed by the Company or an Affiliate, determined in accordance with the Company’s standard personnel policies and practices.

(p)                                 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as it may be amended from time to time, or any successor act thereto.

(q)                                 “Fair Market Value” means, as of any date, the value of the Common Stock of the Company determined as follows:

(i)                                     If the Common Stock is listed on any established stock exchange, or traded on the Nasdaq Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in Common Stock) on the determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.  Unless otherwise provided by the Committee, if there is no closing sales price (or closing bid if no sales were reported) for the Common Stock on the determination date, then the Fair Market Value shall be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)                                  In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee.

(r)                                    “Full-Value Award” means an Award of Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award.

(s)                                   “Incentive Stock Option” means an Option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code, or any successor provision thereto.

(t)                                    “Non-statutory Stock Option” means an Option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

(u)                                 “Option” or “Stock Option” means a right to purchase one or more shares of Common Stock.

(v)                                 “Other Stock-Based Award” means any right granted under Section 10 of the Plan.

(w)                               “Participant” means an eligible individual who is granted an Award under the Plan.

(x)                                 “Performance Award” means any right granted under Section 9 of the Plan.

(y)                                 “Performance Criteria” means any quantitative or qualitative measures, as determined by the Committee, which may be used to measure the level of performance of the Company, an Affiliate or any individual Participant during a Performance Period, including any Qualifying Performance Criteria.

(z)                                  “Performance Period” means any period as determined by the Committee in its sole discretion.

(aa)                          “Person” means any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(bb)                          “Qualifying Performance Criteria” means one or more of the following performance criteria applied to the individual, the Company as a whole, an Affiliate, a business unit, or any combination thereof, and measured quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to a previous quarter or year’s results or to a designated comparison group, in each case as specified by the Committee in the Award Agreement: (i) revenue (ii) earnings before interest, taxes, depreciation and amortization (EBITDA), (iii) adjusted EBITDA (earnings before interest, taxes, depreciation, amortization, impairment, stock compensation and gain/loss on foreign exchange transaction, (iv) net earnings, (v) net income, (vi) product-related targets and (vii) cash flow, subject to adjustment by the Committee to remove the effect of charges for restructurings, discontinued operations, extraordinary items and all items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence, related to the disposal of a segment or a business, or related to a change in accounting principle or otherwise.

(cc)                            “Plan” means this Evolving Systems, Inc. 2007 Stock Incentive Plan.

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(dd)                          “Restricted Stock” means an Award of shares of Common Stock granted under Section 8 of the Plan.

(ee)                            “Restricted Stock Unit” means a right granted under Section 8 of the Plan that is denominated in shares of Common Stock.

(ff)                              “Share Reserve” means as defined in Section 4 of the Plan.

(gg)                            “Stock Appreciation Right” means any right granted under Section 7 of the Plan.

(hh)                          “Substitute Award” means an Award granted in substitution for, or in assumption of, outstanding awards previously granted by an entity acquired by the Company or an Affiliate or with which the Company or Affiliate combines.

3.                                      PLAN ADMINISTRATION

(a)                                 Authority of the Committee.  Except as otherwise provided herein, the Plan shall be administered by the Committee, which shall have the power to interpret the Plan and to adopt such rules and guidelines for implementing the terms of the Plan as it may deem appropriate.  The Committee shall have the ability to modify the Plan provisions, to the extent necessary, or delegate such authority, to accommodate any changes in law and regulations in jurisdictions in which Participants will receive Awards.  Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to:

(i)                                     designate Participants;

(ii)                                  determine the type or types of Awards to be granted to each Participant under the Plan;

(iii)                               determine the number of shares of Common Stock to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards;

(iv)                              determine the terms and conditions of any Award;

(v)                                 determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, or other Awards, or canceled, forfeited, or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended;

(vi)                              determine whether, to what extent, and under what circumstances cash, shares of Common Stock, other securities, other Awards, and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee;

(vii)                           interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

(viii)                        establish, amend, suspend, or waive such rules and guidelines;

(ix)                              appoint such agents as it shall deem appropriate for the proper administration of the Plan;

(x)                                 make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and

(xi)                              correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(b)                                 Administrative Actions.  Unless otherwise expressly provided in the Plan, subject to the limitations described in subsection (a) above, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, and any employee of the Company or of any Affiliate.

(c)                                  No Liability.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or any Award Agreement.

(d)                                 Action by the Committee.  Notwithstanding anything to the contrary expressed or implied in this Plan, any and all actions by the Committee required or permitted under this Plan shall require the unanimous approval of all Committee members.

4.                                      SHARES SUBJECT TO THE PLAN

(a)                                 Shares Available.  Subject to adjustment as provided in Section 14 of the Plan, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan (exclusive of shares of Common Stock that have been issued pursuant to Awards (“Existing Awards”) that have been granted under the Plan prior to April 20, 2010 and that have not, prior to such date (x) expired or been cancelled or otherwise terminated, without having been exercised or redeemed in full, (y) been reacquired by the Company prior to vesting or (z) been repurchased by the Company at cost prior to vesting) shall be 250,000 shares (“Share Reserve”).  Each share of Common Stock issued pursuant to an Award shall reduce the Share Reserve by one (1) share.  To the extent that a distribution pursuant to an Award is made in cash, the Share Reserve shall be reduced by the number of shares of Common Stock subject to the redeemed or exercised portion of the Award.  Notwithstanding any other provision of the Plan

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to the contrary, the maximum aggregate number of shares of Common Stock that may be issued under the Plan pursuant to Incentive Stock Options (exclusive of shares of Common Stock that have been issued pursuant to Existing Awards) is 250,000 shares, subject to adjustment as provided in Section 14 of the Plan.

(b)                                 Annual Award Limits.  The following calendar year annual limits apply to grants of Awards unless the conditions described in subsection (iii) apply or the Committee specifically determines at the time of grant that the Award is not intended to qualify as performance-based compensation under the Plan:  (i) 125,000 shares, subject to adjustment as provided in Section 14, for grants of stock options, stock appreciation rights, restricted stock awards, restricted stock units, performance shares and other stock-based awards; and (ii) $0.00 in annual Performance Awards payable in cash or other cash-based awards. The limit set forth in subsection (i) will not apply in the following circumstances: (iii) the Company acquires all or substantially all (greater than seventy five percent (75%)) of the fair market value of the assets of another entity or the Company acquires a Controlling Interest (as defined in Section 2(e) of this Plan) of another entity.

(c)                                  Changes to the Share Reserve.  If an Award granted under the Plan shall for any reason (i) expire, be canceled or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired by the Participant under such Award shall revert or be added to the Share Reserve and become available for issuance under the Plan; provided, however, that shares of Common Stock shall not revert or be added to the Share Reserve that had been (A) awarded under an Existing Award, (B) tendered in payment of an Option, (C) withheld by the Company to satisfy any tax withholding obligation, or (D) purchased by the Company with the proceeds from the exercise of Options, and provided, further, that shares of Common Stock covered by a Stock Appreciation Right, to the extent the right is exercised and settled in shares of Common Stock, and whether or not shares of Common Stock are actually issued to the Participant upon exercise of the Stock Appreciation Right, shall be considered issued or transferred pursuant to the Plan.

(d)                                 Source of Shares.  Any shares of Common Stock delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued shares or reacquired shares, bought on the market or otherwise.

(e)                                  Substitute Awards.  In the case of Substitute Awards, the shares of Common Stock subject to the Substitute Award shall not reduce the Share Reserve.  If a Substitute Award shall for any reason expire, be canceled or otherwise terminate, in whole or in part, be settled in cash or otherwise settled by issuance of fewer shares, the shares of Common Stock not acquired by the Participant shall not be added to the Share Reserve.  Further, any shares of Common Stock withheld or delivered to pay tax withholding obligations relating to a Substitute Award shall not reduce the Share Reserve.

5.                                      ELIGIBILITY

Individuals eligible to participate in this Plan include Employees, Directors and Consultants of the Company, or any Affiliate; provided, however, to the extent required under Section 409A of the Code, an Affiliate of the Company shall include only an entity in which the Company possesses at least twenty percent (20%) of the total combined voting power of the entity’s outstanding voting securities or such other threshold ownership percentage permitted under Section 409A of the Code.

6.                                      STOCK OPTIONS

(a)                                 Grant of Options.  The Committee is hereby authorized to grant Options to Participants with the following terms and conditions, and any other terms and conditions not inconsistent with the provisions of the Plan, as the Committee shall determine.  Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent corporation or subsidiary corporation (as permitted by Section 422 of the Code).

(b)                                 Award Agreement.  Each Option granted under the Plan shall be evidenced by an Award Agreement.  The Award Agreement shall specify whether the Option is intended to be an Incentive Stock Option or a Nonstatutory Stock Option.

(i)                                     Exercise Price.  The purchase price per share of Common Stock that may be purchased by an Option shall be determined by the Committee; provided, however, and except with respect to Substitute Awards or as provided in Section 14, that such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

(ii)                                  Term.  The term of each Option shall not exceed ten (10) years from the date of grant.

(iii)                               Vesting; Restrictions on Exercise.  The Award Agreement shall set forth any installment or other restrictions on exercise of the Option during the term of the Option.  Each Option shall become exercisable and shall vest over such period of time, or upon such events or such Performance Criteria, as determined by the Committee.

(iv)                              Time and Method of Exercise.  The Committee shall establish in the applicable Award Agreement the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms,

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including, without limitation, cash, shares of Common Stock, or other Awards or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or deemed to have been made.

(v)                                 Termination of Continuous Service.  Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Option following termination of the Participant’s Continuous Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Continuous Service.  In the absence of specific provisions in an Award Agreement setting forth rights to exercise following termination of a Participant’s Continuous Service, the following shall apply:

(A)                               Termination of Continuous Service Other than as a Result of Disability or Death.  In the event a Participant’s Continuous Service terminates (other than upon the Participant’s death or disability), the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (a) the date three (3) months after the termination of the Participant’s Continuous Status as an Employee, Director or Consultant (or such longer or shorter period specified in the Option Agreement), or (b) the expiration of the term of the Option as set forth in the Option Agreement.  If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan.  If, after termination, the Participant does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(B)                               Disability of a Participant.  In the event a Participant’s Continuous Service terminates as a result of the Participant’s disability, the Participant may exercise his or her Option (to the extent that the Participant was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i)  the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement), or (ii)  the expiration of the term of the Option as set forth in the Option Agreement.  If, at the date of termination, the Participant is not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(C)                               Death of a Participant.  In the event of the death of a Participant during, or within a period specified in the Option Agreement after the termination of, the Participant’s Continuous Service, the Option may be exercised (to the extent the Participant was entitled to exercise the Option as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Participant’s death pursuant to subsection 15(b), but only within the period ending on the earlier of (1) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement), or (2) the expiration of the term of such Option as set forth in the Option Agreement.  If, at the time of death, the Participant was not entitled to exercise his or her entire Option, the shares covered by the un-exercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall not become available for issuance under the Plan.

(c)                                  Limitations on Incentive Stock Options.

(i)                                     Initial Exercise.  The aggregate Fair Market Value of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant in any calendar year, under the Plan or otherwise, shall not exceed $100,000.  For this purpose, the Fair Market Value of the shares of Common Stock shall be determined as of the date of grant and each Incentive Stock Option shall be taken into account in the order granted.

(ii)                                  Ten Percent Stockholders.  An Incentive Stock Option granted to a Participant who is the holder of record of more than ten percent (10%) of the combined voting power of all classes of stock of the Company shall have an exercise price at least equal to 110% of the Fair Market Value of a share of Common Stock on the date of grant and the term of the Option shall not exceed five (5) years.

(iii)                               Notification of Disqualifying Disposition.  If any Participant shall make any disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), the Participant shall notify the Company of such disposition within ten (10) days thereof.

7.                                      STOCK APPRECIATION RIGHTS

(a)                                 Grant of Stock Appreciation Rights.  The Committee is hereby authorized to grant Stock Appreciation Rights to Participants.  Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of a share of Common Stock on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee.

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(b)                                 Award Agreement.  Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement.

(i)                                     Grant Price.  The grant price shall be determined by the Committee; provided, however, and except as provided in Section 14, that such price shall not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant, except that if a Stock Appreciation Right is at any time granted in tandem with an Option, the grant price of the Stock Appreciation Right shall not be less than the exercise price of such Option.

(ii)                                  Term.  The term of each Stock Appreciation Right shall not exceed ten (10) years from the date of grant.

(iii)                               Time and Method of Exercise.  The Committee shall establish in the applicable Award Agreement the time or times at which a Stock Appreciation Right may be exercised in whole or in part.  At the discretion of the Committee, the payment upon exercise may be in cash, shares of Common Stock or any combination thereof, or in any other manner approved by the Committee in its sole discretion.  The Committee’s determination as to the form of settlement shall be set forth in the Award Agreement.

(iv)                              Termination of Continuous Service.  Each Award Agreement shall set forth the extent, if any, to which the Participant shall have the right to exercise the Stock Appreciation Right following termination of the Participant’s Continuous Service.  Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Stock Appreciation Rights issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Continuous Service.

8.                                      RESTRICTED STOCK AND RESTRICTED STOCK UNITS

(a)                                 Grant of Restricted Stock or Restricted Stock Units.  The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Participants.

(b)                                 Award Agreement.  Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement.

(i)                                     Restrictions on Transfer.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may establish in the applicable Award Agreement (including, without limitation, any limitation on the right to vote a share of Restricted Stock or the right to receive any dividend or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.  Unrestricted shares of Common Stock, evidenced in such manner as the Committee shall deem appropriate, shall be delivered to the holder of Restricted Stock promptly after such restrictions have lapsed.

(ii)                                  Share Registration.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.  In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iii)                               Forfeiture.  Upon termination of Continuous Service during the restriction period, except as determined otherwise by the Committee, all shares of Restricted Stock and all Restricted Stock Units that are then subject to restrictions shall be forfeited and reacquired by the Company.

9.                                      PERFORMANCE AWARDS

(a)                                 Grant of Performance Awards.  The Committee is hereby authorized to grant Performance Awards to Participants.  Performance Awards include arrangements under which the grant, issuance, retention, vesting and/or transferability of any Award is subject to such Performance Criteria and such additional conditions or terms as the Committee may designate.

(b)                                 Award Agreement.  Each grant of a Performance Award shall be evidenced by an Award Agreement.  Subject to the terms of the Plan and any applicable Award Agreement, a Performance Award granted under the Plan:

(i)                                     may be denominated or payable in cash, shares of Common Stock (including, without limitation, Restricted Stock), other securities, or other Awards; and

(ii)                                  shall confer on the holder thereof rights valued as determined by the Committee and payable to, or exercisable by, the holder of the Performance Award, in whole or in part, upon the achievement of such performance goals during such Performance Periods as the Committee shall establish.

(c)                                  Covered Employee.  The Committee may from time to time grant Awards to Covered Employees that are intended to satisfy the performance-based compensation requirements of Section 162(m) of the Code.  For purposes of such Awards, the Committee shall consider all of the requirements of Section 162(m), including the Qualifying Performance Criteria, approvals and certification by solely outside directors, the individual Award limits and any other requirements under Section 162(m) of the Code.

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10.                               OTHER STOCK-BASED AWARDS

The Committee is hereby authorized to grant to Participants such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as are deemed by the Committee to be consistent with the purposes of the Plan; provided, however, that such grants must comply with applicable law. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the terms and conditions of such Awards. Shares of Common Stock or other securities delivered pursuant to a purchase right granted under this Section 10 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, or other Awards, or any combination thereof, as the Committee shall determine.

11.                               DIVIDEND EQUIVALENTS

The Committee is hereby authorized to grant to Participants the right, if so determined by the Committee, to receive, currently, or on a deferred basis, dividends or Dividend Equivalents, with respect to the shares of Common Stock covered by the Award.  The Committee may provide that any dividends paid on shares of Common Stock subject to an Award must be reinvested in additional shares of Common Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to the Award.  Notwithstanding the award of Dividend Equivalents or dividends, a Participant shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.  All distributions, if any, received by a Participant with respect to an Award as a result of any split, Common Stock dividend, combination of shares of Common Stock, or other similar transaction shall be subject to the restrictions applicable to the original Award.

12.                               TAX WITHHOLDING

The Company or any Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan the amount (in cash, shares of Common Stock, other securities, or other Awards) of withholding taxes due in respect of an Award, its exercise, or any payment or transfer under such Award or under the Plan and to take such other action as may be necessary in the opinion of the Company or Affiliate to satisfy statutory withholding obligations for the payment of such taxes.

13.                               CANCELLATION AND RE-GRANT OF OPTIONS

(a)                                 Subject to subsection (b) of this Article 13, the Board shall have the authority to effect, at any time and from time to time (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected holders of Options, the cancellation of any outstanding Options and the grant in substitution of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than 100% of the Fair Market Value, or, in the case of a ten percent (10%) stockholder (as defined in subsection 6(c)), not less than 110% of the Fair Market Value) per share of Common Stock on the new grant date.

(b)                                 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options as described in Section 13(c), the Board shall obtain the approval of the stockholders of the Company to the extent required by the New York Stock Exchange, Nasdaq or other securities exchange listing requirements applicable to the Company, or applicable law.

(c)                                  To the extent required by Section 162(m) of the Code, shares subject to an Option canceled under this Section 13 shall continue to be counted against the maximum award of Options permitted to be granted during any calendar year to an individual Participant pursuant to Section 4(b) of the Plan.  The repricing of an Option hereunder resulting in a reduction of the exercise price shall be deemed to be a cancellation of the original Option and the grant of a new Option; in the event of such repricing, both the original and the new Options shall be counted against the maximum awards of Options permitted to be granted during any calendar year to an individual Participant pursuant to Section 4(b) of the Plan.  The provisions of this Section 13(c) shall be applicable only to the extent required by Section 162(m) of the Code.

14.                               ADJUSTMENTS UPON CHANGES IN STOCK

(a)                                 Changes in Capital.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the maximum number of shares subject to award to any person during any calendar year, and the outstanding Awards will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Awards.  Such adjustments shall be made by the Committee proportionately, so as to put the Participant in the same economic position both prior to and after the change in capital.  The determination of the Committee shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)

(b)                                 Change of Control.  In the event of a Change of Control, to the extent permitted by applicable law: (i) any surviving corporation (or an Affiliate thereof) shall assume any Awards outstanding under the Plan or shall substitute similar Awards for those

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outstanding under the Plan and (ii) such Awards shall continue in full force and effect.  In the event any surviving corporation (or an Affiliate) refuses to assume or continue such Awards, or to substitute similar Awards for those outstanding under the Plan, then vesting (or release from the repurchase option) shall accelerate such that such Awards are fully vested at such event and shall be exercisable for a period of 15 days after notice from the Company.  If not so exercised within the 15 day period, then such Awards shall be terminated.

15.                               GENERAL PROVISIONS

(a)                                 Forms of Payment for Awards.  Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, shares of Common Stock, rights in or shares issuable under the Award or other Awards, other securities, or other Awards or any combination thereof, and may be in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with the rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents in respect of installment or deferred payments.

(b)                                 Limits on Transfer of Awards.  Except as provided by the Committee, no Award, and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant with respect to any Award upon the death of a Participant.  Each Award, and each right under any Award, shall be exercisable, during the Participant’s lifetime, only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative.  No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(c)                                  Conditions and Restrictions Upon Securities Subject to Awards.  The Committee may provide that the shares of Common Stock issued upon exercise of an Option or Stock Appreciation Right or otherwise subject to or issued under an Award shall be subject to such further agreements, restrictions, conditions or limitations as the Committee in its discretion may specify prior to the exercise of such Option or Stock Appreciation Right or the grant, vesting or settlement of such Award, including without limitation, conditions on vesting or transferability and forfeiture or repurchase provisions or provisions on payment of taxes arising in connection with an Award.  Without limiting the foregoing, such restrictions may address the timing and manner of any resales by the Participant or other subsequent transfers by the Participant of any shares of Common Stock issued under an Award, including without limitation: (i) restrictions under an insider trading policy or pursuant to applicable law; (ii) restrictions designed to delay and/or coordinate the timing and manner of sales by Participant and holders of other Company equity compensation arrangements; (iii) restrictions as to the use of a specified brokerage firm for such resales or other transfers; and (iv) provisions requiring shares to be sold on the open market or to the Company in order to satisfy tax withholding or other obligations.

(d)                                 Share Certificates.  All shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such shares of Common Stock or other securities are then listed, and any applicable Federal, state, or local securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.  Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the registration or delivery of stock certificates through the use of book-entry registration.

(e)                                  Changes in Accounting or Tax Rules.  Except as provided otherwise at the time an Award is granted, notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to any Award shall occur which, in the sole judgment of the Committee, may have a material adverse effect on the reported earnings, assets or liabilities of the Company, the Committee shall have the right and power to modify, as necessary, any then outstanding and unexercised Options, Stock Appreciation Rights and other outstanding Awards as to which the applicable services or other restrictions have not been satisfied.

(f)                                   Non-exclusivity of the Plan.  The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Committee in its discretion determines desirable.

8

(g)                                  Other Award Agreement Provisions.  Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

(h)                                 Other Employee Benefits.  The amount of any compensation deemed to be received by a Participant as a result of the exercise of an Option or Stock Appreciation Right, the sale of shares received upon such exercise, the vesting of any Restricted Stock, receipt of Performance Shares, distributions with respect to Restricted Stock Units, Performance Awards, or Other Stock-Based Awards shall not constitute “earnings” or “compensation” with respect to which any other employee benefits of such employee are determined, including without limitation, benefits under any pension, profit sharing, 401(k), life insurance or salary continuation plan.

(i)                                     Severability.  If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

(j)                                    Governing Law.  The validity and construction of this Plan and the Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the Award Agreements to the substantive laws of any other jurisdiction.

(k)                                 Section 409A.  Notwithstanding anything in this Plan to the contrary, the Plan and Awards made under the Plan are intended to comply with the requirements imposed by Section 409A of the Code.  If any Plan provision or Award under the Plan would result in the imposition of an additional tax under Section 409A of the Code, the Company and the Participant intend that the Plan provision or Award will be reformed to avoid imposition, to the extent possible, of the applicable tax and no action taken to comply with Section 409A of the Code shall be deemed to adversely affect the Participant’s rights to an Award.  The Participant further agrees that the Committee, in the exercise of its sole discretion and without the consent of the Participant, may amend or modify an Award in any manner and delay the payment of any amounts payable pursuant to an Award to the minimum extent necessary to meet the requirements of Section 409A of the Code as the Committee deems appropriate or desirable.

(l)                                     Stockholder Rights.  No Participant nor any other holder of an Award granted under the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Award unless and until such person has satisfied all requirements for exercise of the Award or lapse of restrictions pursuant to its terms.

16.                               AMENDMENT, MODIFICATION AND TERMINATION

(a)                                 Amendment, Modification, and Termination.  Subject to Sections 3, 15(k) and 16(b), and only upon unanimous approval of the entire Board, the Board may at any time terminate, and from time to time may amend or modify the Plan; provided, however, that no amendment or modification may become effective without approval of the stockholders of the Company if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval is otherwise necessary or desirable.

(b)                                 Awards Previously Granted.  Except as otherwise may be required under Section 15(k), notwithstanding Section 16(a), to the contrary, no amendment, modification or termination of the Plan or Award Agreement shall adversely affect in any material way any previously granted Award, without the written consent of the Participant holding such Award.

17.                               STOCKHOLDER APPROVAL; EFFECTIVE DATE OF PLAN

The Plan shall be effective immediately upon approval by the stockholders. Unless sooner terminated by the Board, this Plan shall terminate automatically on March 11, 2017.  After the Plan is terminated, no Awards may be granted. Awards outstanding at the time the Plan is terminated shall remain outstanding in accordance with the terms and conditions of the Plan and the Award Agreement.

9

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLVING SYSTEMS, INC.

June 19, 2013

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at — www.evolving.com/investors-overview.php

Please mark, date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

\*/ Please detach along perforated line and mail in the envelope provided. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR” THE ELECTION OF DIRECTORS AND
“FOR” PROPOSALS 2, 3 AND 5, AND FOR “2 YEARS” ON PROPOSAL 4.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	( ) Thaddeus Dupper
( ) David J. Nicol
( ) David S. Oros
( ) Richard R. Ramlall
( ) John B. Spirtos

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( • )

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENT TO THE COMPANY’S 2007 STOCK INCENTIVE PLAN.	☐	☐	☐

3.	APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
4.	APPROVAL OF THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION. ☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. The persons named herein as agents and proxies cannot vote your shares unless you sign and return this card.

In their discretion, the proxies are entitled to vote upon such other matters as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3 and 5, and FOR 2 Years on Proposal 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

EVOLVING SYSTEMS, INC.

9777 Pyramid Court, Suite 100
Englewood, Colorado 80112
Proxy Solicited on Behalf of the Board of Directors of the Company
for the Annual Meeting of Stockholders—June 19, 2013

The undersigned hereby constitutes and appoints Daniel J. Moorhead his/her true and lawful agent and proxy with full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Evolving Systems, Inc. to be held at the offices of Evolving Systems, Inc. at 9777 Pyramid Court, Suite 100, Englewood, Colorado 80112, on Wednesday, June 19, 2013, at 9:00 a.m. local time and at any postponements, continuations or adjournments thereof, on all matters coming before said meeting.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

EVOLVING SYSTEMS, INC.

June 19, 2013

PROXY VOTING
INSTRUCTIONS

MAIL—Mark, date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
-OR-	COMPANY NUMBER
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.	ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www. voteproxy.com up until 11:59PM Eastern Time the day before the meeting date.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at — www.evolving.com/investors-overview.php

\*/ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. \*/

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND
“FOR” PROPOSALS 2, 3 AND 5, AND FOR “2 YEARS” ON PROPOSAL 4.  PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	ELECTION OF DIRECTORS

NOMINEES:
☐	FOR ALL NOMINEES	( ) Thaddeus Dupper
( ) David J. Nicol
( ) David S. Oros
( ) Richard R. Ramlall
( ) John B. Spirtos

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ( • )

		FOR	AGAINST	ABSTAIN
2.	APPROVAL OF AMENDMENT TO THE COMPANY’S 2007 STOCK INCENTIVE PLAN.	☐	☐	☐

3.	APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	☐	☐	☐

	1 year	2 years	3 years	ABSTAIN
4.	APPROVAL OF THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION. ☐	☐	☐	☐

		FOR	AGAINST	ABSTAIN
5.	RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.  ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.